                              GMACM HOME LOAN TRUST 2006-HLTV1,

                                           Issuer,

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                      Indenture Trustee

                                   ________________________

                                          INDENTURE

                                   ________________________

                                  Dated as of March 30, 2006

                              GMACM HOME LOAN-BACKED TERM NOTES

                                      TABLE OF CONTENTS

        Section 3.22      Owner Trustee Not Liable for Certificates or Related

        Section 4.02      Registration of and Limitations on Transfer and Exchange of

        Section 5.03      Collection of Indebtedness and Suits for Enforcement by

        Section 5.07      Unconditional Rights of Noteholders to Receive Principal and

        Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture

        Section 7.01      Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04     Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer

                                           EXHIBITS

Exhibit A......-      Form of Notes
Appendix A.....-      Definitions

        This  Indenture,  dated as of March  30,  2006,  is  between  GMACM  Home  Loan  Trust
2006-HLTV1,  a Delaware  statutory  trust, as issuer (the "Issuer"),  and JPMorgan Chase Bank,
National  Association,  a national banking  association,  as indenture trustee (the "Indenture
Trustee").

                                         WITNESSETH:

        Each party  hereto  agrees as follows  for the  benefit of the other party and for the equal and ratable  benefit of the  Noteholders of the Issuer's  Series  2006-HLTV1  GMACM Home
Loan-Backed Term Notes (the "Notes").

                                       GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture  Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Credit Enhancer,  all of the Issuer's right,  title and interest  in and  to all  accounts,  chattel  paper,  general  intangibles,  contract  rights, payment  intangibles,  certificates  of deposit,  deposit  accounts,  instruments,  documents, letters of credit,  money, advices of credit,  investment  property,  goods and other property consisting  of,  arising under or related to whether now existing or hereafter  created in any of the  following:  (a) the  Home  Loans,  and all  monies  due or to become  due  thereunder;
(b) the  Note Payment  Account,  and all funds or  investment  property on deposit or credited thereto  from  time to time and all  proceeds  thereof;  (c) all  hazard  insurance  policies,
(d) the Policy;  and (e) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature  whatsoever in the conversion  thereof, voluntary or involuntary,  into cash or other liquid  property,  all cash proceeds,  accounts, accounts receivable,  notes, drafts, acceptances,  checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and  receivables,  instruments and other property  which at any time  constitute  all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

        The  foregoing  Grant is made in trust to  secure  the  payment  of  principal  of and interest  on, and any other  amounts  owing in respect  of, the  Notes,  equally  and  ratably without  prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The  foregoing  Grant shall inure to the benefit of the Credit  Enhancer in respect of draws  made on the Policy  and  amounts  owing  from time to time  pursuant  to the  Insurance
Agreement  (regardless of whether such amounts relate to the Notes or the  Certificates),  and such Grant  shall  continue  in full force and effect for the  benefit of the Credit  Enhancer until all such amounts owing to it have been repaid in full.

        The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such
Grant,  accepts the trust under this Indenture in accordance  with the  provisions  hereof and agrees to perform its duties as Indenture Trustee as required herein.

ARTICLE I......

                                         Definitions

Section 1.01...Definitions.   For  all  purposes  of  this  Indenture,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions attached  hereto  as  Appendix  A,  which is  incorporated  by  reference  herein.  All  other capitalized terms used herein shall have the meanings specified herein.

Section 1.02...Incorporation  by Reference of Trust  Indenture  Act.  Whenever this  Indenture refers to a provision of the Trust  Indenture Act (the "TIA"),  such provision is incorporated by  reference  in and made a part of this  Indenture.  The  following  TIA terms  used in this
Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA,  defined by
TIA reference to another  statute or defined by Commission  rule have the meaning  assigned to them by such definitions.

Section 1.03...Rules of Construction. Unless the context otherwise requires:

(a)     a term has the meaning assigned to it;

(b)     an accounting term not otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c)     "or" includes "and/or";

(d)     "including" means "including without limitation";

(e)     words in the singular include the plural and words in the plural include the singular;

(f)     the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g)     any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

ARTICLE II.....

                                  Original Issuance of Notes

Section 2.01...Form.  The  Notes,   together  with  the  Indenture  Trustee's  certificate  of authentication,  shall be in  substantially  the  form  set  forth  in  Exhibit A,  with  such appropriate  insertions,  omissions,  substitutions  and other  variations  as are required or
permitted  by  this  Indenture  and  may  have  such  letters,   numbers  or  other  marks  of
identification  and  such  legends  or  endorsements  placed  thereon  as  may,   consistently
herewith,  be determined by the officers  executing the Notes, as evidenced by their execution thereof.  Any  portion of the text of any Note may be set forth on the reverse  thereof,  with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any combination of these  methods,  all as determined by the  Authorized  Officers  executing such
Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02...Execution,  Authentication and Delivery.  The Notes shall be executed on behalf of the  Issuer  by any of its  Authorized  Officers.  The  signature  of any  such  Authorized
Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile  signature of  individuals  who were at any time
Authorized  Officers  of  the  Issuer  shall  bind  the  Issuer,   notwithstanding  that  such
individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture  Trustee shall upon Issuer  Request  authenticate  and deliver Notes for original  issue in an  aggregate  initial  principal  amount of  $229,865,170.  The  Class A-1
Notes,  Class A-2  Notes,  Class A-3  Notes,  Class A-4  Notes and Class A-5  Notes shall have initial  principal  amounts equal to the Initial  Class A-1  Note Balance,  Initial  Class A-2
Note Balance,  Initial  Class A-3  Note Balance,  Initial  Class A-4  Note Balance and Initial
Class A-5 Note Balance, respectively.

        Each Note shall be dated the date of its  authentication.  The Notes shall be issuable as registered  Notes, and the Notes shall be issuable in minimum  denominations of $25,000 and integral multiples of $1,000 in excess thereof.

        No Note  shall  be  entitled  to any  benefit  under  this  Indenture  or be  valid or
obligatory   for  any  purpose,   unless  there  appears  on  such  Note  a   certificate   of
authentication  substantially  in the form  provided  for  herein  executed  by the  Indenture
Trustee by the manual  signature of one of its authorized  signatories,  and such  certificate upon any Note shall be conclusive  evidence,  and the only  evidence,  that such Note has been duly authenticated and delivered hereunder.

ARTICLE III....

                                          Covenants

Section 3.01...Collection  of Payments with Respect to the Home Loans.  The Indenture  Trustee shall  establish  and  maintain  with itself the Note Payment  Account in which the  Indenture
Trustee  shall,  subject  to the terms of this  paragraph,  deposit,  on the same day as it is received from the Servicer,  each  remittance  received by the Indenture  Trustee with respect to the Home  Loans.  The  Indenture  Trustee  shall  make all  payments  of  principal  of and interest  on the Notes,  subject to Section  3.03 as  provided  in Section  3.05  herein  from monies on deposit in the Note Payment Account.

Section 3.02...Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New
York,  New York, an office or agency where,  subject to  satisfaction  of conditions set forth herein,  Notes may be surrendered for registration of transfer or exchange,  and where notices and  demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.
The Issuer  hereby  initially  appoints  the  Indenture  Trustee to serve as its agent for the foregoing  purposes.  If at any time the Issuer  shall  fail to  maintain  any such  office or agency  or shall  fail to  furnish  the  Indenture  Trustee  with the  address  thereof,  such surrenders,  notices and demands may be made or served at the Corporate Trust Office,  and the
Issuer  hereby  appoints the  Indenture  Trustee as its agent to receive all such  surrenders, notices and demands.

Section 3.03...Money for Payments to Be Held in Trust;  Paying  Agent.  As provided in Section
3.01,  all  payments of amounts due and payable  with respect to any Notes that are to be made from amounts  withdrawn from the Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying  Agent,  and no amounts so withdrawn  from the Note  Payment  Account  for  payments  of Notes  shall be paid over to the
Issuer  except as provided in this Section  3.03.  The Issuer  hereby  appoints the  Indenture
Trustee to act as initial  Paying  Agent  hereunder.  The Issuer will cause each Paying  Agent other  than the  Indenture  Trustee  to  execute  and  deliver  to the  Indenture  Trustee  an instrument  in which such  Paying  Agent shall agree with the  Indenture  Trustee  (and if the
Indenture  Trustee acts as Paying Agent,  it hereby so agrees),  subject to the  provisions of this Section 3.03, that such Paying Agent will:

(a)     hold all sums held by it for the payment of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such
Persons or  otherwise  disposed  of as herein  provided  and pay such sums to such  Persons as herein provided;

(b)     give the Indenture  Trustee and the Credit  Enhancer  written notice of any default by the Issuer of which it has actual  knowledge in the making of any payment  required to be made with respect to the Notes;

(c)     at any time during the  continuance of any such default,  upon the written  request of the Indenture  Trustee,  forthwith  pay to the Indenture  Trustee all sums so held in trust by such Paying Agent;

(d)     immediately  resign as Paying Agent and  forthwith  pay to the  Indenture  Trustee all sums  held by it in trust  for the  payment  of  Notes,  if at any time it  ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(e)     comply with all  requirements  of the Code with  respect to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

(f)     deliver to the Indenture Trustee a copy of the statement to Noteholders  prepared with respect  to each  Payment  Date by the  Servicer  pursuant  to Section  4.01 of the  Servicing
Agreement.

        The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer  Request  direct any Paying
Agent to pay to the Indenture  Trustee all sums held in trust by such Paying Agent,  such sums to be held by the  Indenture  Trustee  upon the same  trusts as those upon which the sums were held by such  Paying  Agent;  and upon  such  payment  by any  Paying  Agent to the  Indenture
Trustee,  such Paying Agent shall be released from all further  liability with respect to such money.

        Subject to  applicable  laws with  respect to escheat of funds,  any money held by the
Indenture  Trustee  or any  Paying  Agent in trust  for the  payment  of any  amount  due with respect to any Note and  remaining  unclaimed  for one year  after such  amount has become due and payable shall be discharged  from such trust and be paid to the Issuer on Issuer  Request;
and the  Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor,  look only to the Issuer for payment  thereof  (but only to the extent of the amounts so paid to the
Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with respect to such trust money shall  thereupon  cease;  provided,  however,  that the Indenture  Trustee or such Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the Issuer cause to be published  once, in an  Authorized  Newspaper,  notice that such money remains  unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining  will be  repaid to the  Issuer.  The  Indenture  Trustee  may also  adopt and employ,  at  the  expense  and  direction  of  the  Issuer,  any  other  reasonable  means  of notification  of such  repayment  (including,  but not  limited  to,  mailing  notice  of such repayment to Noteholders  the Notes which have been called but have not been  surrendered  for redemption  or whose  right to or  interest  in monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying  Agent,  at the last address of record for each such Noteholder).

Section 3.04...Existence.  The  Issuer  will keep in full  effect  its  existence,  rights and franchises  as a statutory  trust under the laws of the State of Delaware  (unless it becomes, or any successor Issuer  hereunder is or becomes,  organized under the laws of any other state or of the United  States of  America,  in which case the Issuer  will keep in full  effect its existence,  rights and franchises under the laws of such other  jurisdiction)  and will obtain
and  preserve  its   qualification  to  do  business  in  each   jurisdiction  in  which  such
qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Indenture,  the Notes, the Home Loans and each other  instrument or agreement  included in the
Trust Estate.

Section 3.05...Priority of Distributions.

(a)     In  accordance  with  Section  3.03(a) of the  Servicing  Agreement,  the  priority of distributions  on each Payment Date from  Principal  Collections  and Interest  Collections in the Note Payment  Account,  any optional  advances of delinquent  principal and/or interest on the Home  Loans made by the  Servicer  in respect  of the  related  Collection  Period and any
Insured Amount  deposited into the Note Payment  Account  pursuant to Section  3.28(a),  is as follows:

(i)     to pay to the Credit  Enhancer,  the Premium for the Policy for such  Payment Date and any previously  unpaid  Premiums,  with interest  thereon as provided in the Insurance
        Agreement;

(ii)    for payment by the Paying Agent to the  Noteholders  of each Class of Notes,  interest for the related  Interest  Period at the related Note Rate on the related Note Balance immediately  prior to such  Payment  Date and  interest due and unpaid on any Class of
        Notes for any prior Payment  Date;  provided that  Principal  Collections  will not be used to make payments pursuant to this clause (ii);

(iii)   for payment by the Paying Agent to the Noteholders,  as a distribution of principal on the Notes, the Principal  Collection  Distribution Amount for such Payment Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below,  until the
        Note Balances thereof have been reduced to zero;

(iv)    for payment by the Paying Agent to the Noteholders,  as a distribution of principal on the Notes,  the  Liquidation  Loss  Distribution  Amount for such Payment  Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below,  until the
        Note Balances thereof have been reduced to zero;

(v)     to the Credit  Enhancer,  to  reimburse  it for prior draws made on the  Policy,  with interest thereon as provided in the Insurance Agreement;

(vi)    for payment by the Paying Agent to the Noteholders,  as a distribution of principal on the Notes,  the  Overcollateralization  Increase  Amount for such Payment  Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below,  until the
        Note Balances thereof have been reduced to zero;

(vii)   to pay to the Credit Enhancer,  any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

(viii)  to the  Indenture  Trustee,  any amounts owing to the  Indenture  Trustee  pursuant to
        Section 6.07 to the extent remaining unpaid; and

(ix)    any  remaining  amount,  to  the  Distribution   Account,   for  distribution  to  the
        Certificateholders by the Certificate Paying Agent;

provided,  that in the event  that on a Payment  Date a Credit  Enhancer  Default  shall  have occurred and be  continuing,  then the  priorities of  distributions  described  above will be adjusted  such that  payments  of any  amounts to be paid to the Credit  Enhancer  will not be paid until the full amount of interest and principal in accordance with  clauses (ii)  through
(iv) above that are due and  required  to be paid by the Credit  Enhancer on the Notes on such
Payment  Date have been paid and  provided,  further,  that on the  Final  Payment  Date,  the amount  to be paid  pursuant  to  clause (iii)  above  shall  be  equal  to the  Note  Balance immediately  prior to such Payment Date. For purposes of the foregoing,  required  payments of principal on the Notes on each  Payment  Date will include the portion  allocable to the Notes of all  Liquidation  Loss  Amounts  for  such  Payment  Date and for all  previous  Collection
Periods until paid or covered in full,  to the extent not  otherwise  covered by a Liquidation
Loss Distribution Amount or a draw on the Policy (up to the outstanding Note Balance).

        On each Payment  Date,  the Paying  Agent shall apply,  from amounts on deposit in the
Note Payment  Account,  and in  accordance  with the  Servicing  Certificate,  the amounts set forth above in the order of priority set forth above.

        Amounts paid to Noteholders  shall be paid in respect of the Notes in accordance  with the applicable  percentage as set forth in paragraph (c)  below.  Interest on the Notes, other than the  Class A-1  Notes,  will be computed  on the basis of a 360-day  year  consisting  of twelve 30-day  months.  Interest on the  Class A-1  Notes will be computed on the basis of the actual  number  of days in each  Interest  Period  and a  360-day  year.  Any  installment  of interest or  principal  payable on any Note that is  punctually  paid or duly  provided for by the Issuer on the  applicable  Payment Date shall be paid to the  Noteholder of record thereof on the immediately  preceding Record Date by wire transfer to an account  specified in writing by such  Noteholder  reasonably  satisfactory to the Indenture  Trustee,  or by check or money order mailed to such Noteholder at such  Noteholder's  address appearing in the Note Register, the amount  required to be  distributed  to such  Noteholder  on such Payment Date pursuant to such  Noteholder's  Notes;  provided,  that the  Indenture  Trustee  shall not pay to any such
Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

        On each  Payment  Date,  distributions  of principal  to the  Noteholders  pursuant to clauses  3.05(a)(iii),  (iv) and (vi) above, shall be allocated  sequentially to the Class A-1
Notes,  Class A-2 Notes,  Class A-3 Notes, Class A-4 Notes and Class A-5 Notes, in that order, until the related Note Balance thereof has reduced to zero.

        Principal  of each Note shall be due and payable in full on the Final  Payment Date as provided  in the  applicable  form of Note set forth in Exhibit A. All  principal  payments on the  Notes  of each  Class  shall  be made in  accordance  with the  priorities  set  forth in paragraphs (a)  and (b) above to the  Noteholders  entitled  thereto  in  accordance  with the related  Percentage  Interests  represented  thereby.  Upon  written  notice to the  Indenture
Trustee by the Issuer,  the  Indenture  Trustee shall notify the Person in the name of which a
Note is  registered  at the close of business on the Record Date  preceding  the Final Payment
Date or other final  Payment  Date,  as  applicable.  Such notice  shall be mailed or faxed no later than five  Business  Days prior to the Final  Payment  Date or such other final  Payment
Date and,  unless such Note is then a  Book-Entry  Note,  shall  specify  that  payment of the principal  amount and any interest due with respect to such Note at the Final  Payment Date or such other final  Payment Date will be payable only upon  presentation  and  surrender of such
Note,  and shall specify the place where such Note may be presented and  surrendered  for such final payment.

        On each  Payment  Date,  the  Overcollateralization  Amount  available  to  cover  any
Liquidation  Loss  Amounts  on such  Payment  Date  shall be deemed to be reduced by an amount equal to such  Liquidation  Loss  Amounts  (except to the extent  that such  Liquidation  Loss
Amounts were covered on such Payment Date by a Liquidation Loss Distribution Amount).

Section 3.06   Protection of Trust Estate.

(a)     The  Issuer  shall from time to time  execute or  authenticate  and  deliver  all such
supplements   and  amendments   hereto  and  all  such  financing   statements,   continuation
statements,  instruments of further assurance and other instruments,  and will take such other action necessary or advisable to:

(i)     maintain or preserve the lien and  security  interest  (and the  priority  thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)    perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Loans; or

(iv)    preserve and defend title to the Trust Estate and the rights of the Indenture  Trustee and the  Noteholders  in such  Trust  Estate  against  the claims of all  persons  and parties.

(b)     Except as  otherwise  provided in this  Indenture,  the  Indenture  Trustee  shall not remove  any  portion  of the  Trust  Estate  that  consists  of  money or is  evidenced  by an instrument,  certificate  or other writing from the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered  pursuant to Section  3.07 (or from the jurisdiction  in which it was held as  described  in the Opinion of Counsel  delivered  at the
Closing  Date  pursuant  to Section  3.07,  if no Opinion  of Counsel  has yet been  delivered pursuant to Section  3.07) unless the Indenture  Trustee shall have first  received an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture with respect to such property  will  continue to be  maintained  after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and  attorney-in-fact  to execute any financing  statement,  continuation  statement or other instrument  required to be executed pursuant to this Section 3.06.

Section 3.07   Opinions as to Trust Estate.

        On the Closing Date,  the Issuer shall furnish to the Indenture  Trustee and the Owner
Trustee an Opinion of Counsel at the  expense of the Issuer  stating  that,  upon  delivery of the Mortgage  Notes  relating to the Home Loans to the  Indenture  Trustee or the Custodian in
the State of  Pennsylvania,  the  Indenture  Trustee  will have a  perfected,  first  priority security interest in such Home Loans.

        On or before December 31st in each calendar year,  beginning in 2006, the Issuer shall furnish to the  Indenture  Trustee an Opinion of Counsel at the  expense of the Issuer  either stating  that, in the opinion of such  counsel,  no further  action is necessary to maintain a perfected,  first  priority  security  interest  in the Home Loans  until  December  31 in the following  calendar  year or,  if any such  action  is  required  to  maintain  such  security interest  in the Home  Loans,  such  Opinion of Counsel  shall also  describe  the  recording, filing,  re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other  requisite  documents and the execution and filing of any financing  statements  and continuation  statements  that will, in the opinion of such  counsel,  be required to maintain the security interest in the Home Loans until December 31 in the following calendar year.

Section 3.08   Performance of Obligations; Servicing Agreement.

(a)     The Issuer shall punctually  perform and observe all of its obligations and agreements contained  in this  Indenture,  the Basic  Documents  and in the  instruments  and  agreements included in the Trust Estate.

(b)     The  Issuer may  contract  with other  Persons to assist it in  performing  its duties under  this  Indenture,  and any  performance  of such  duties by a Person  identified  to the
Indenture  Trustee in an  Officer's  Certificate  of the  Issuer  shall be deemed to be action taken by the Issuer.

(c)     The Issuer  shall not take any action or permit any action to be taken by others  that would release any Person from any of such Person's  covenants or obligations  under any of the documents  relating to the Home Loans or under any  instrument  included in the Trust  Estate,
or  that  would  result  in  the  amendment,  hypothecation,   subordination,  termination  or
discharge of, or impair the validity or  effectiveness  of, any of the  documents  relating to the Home Loans or any such  instrument,  except  such  actions as the  Servicer  is  expressly permitted to take in the Servicing Agreement.

(d)     The  Issuer  may  retain an  administrator  and may enter  into  contracts  with other
Persons for the  performance of the Issuer's  obligations  hereunder,  and performance of such obligations  by such Persons  shall be deemed to be  performance  of such  obligations  by the
Issuer.

Section 3.09   Negative  Covenants.  So long as any Notes are  Outstanding,  the Issuer  shall not:

(a)     except  as  expressly  permitted  by  this  Indenture,  sell,  transfer,  exchange  or otherwise  dispose of the Trust Estate,  unless  directed to do so in writing by the Indenture
Trustee pursuant to Section 5.04 hereof;

(b)     claim any credit on, or make any deduction  from the principal or interest  payable in respect of, the Notes (other than  amounts  properly  withheld  from such  payments  under the
Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c)     (i) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the  lien  of  this  Indenture  to  be  amended,  hypothecated,  subordinated,  terminated  or discharged,  or permit  any Person to be  released  from any  covenants  or  obligations  with respect  to the Notes  under  this  Indenture  except as may be  expressly  permitted  hereby,
(ii) permit any lien, charge, excise, claim, security interest,  mortgage or other encumbrance
(other  than the lien of this  Indenture)  to be  created on or extend to or  otherwise  arise upon or burden the Trust Estate or any part  thereof or any  interest  therein or the proceeds thereof or  (iii) permit  the lien of this  Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d)     impair or cause to be impaired the Issuer's  interest in the Home Loans,  the Purchase
Agreement or in any other Basic  Document,  if any such action would  materially and adversely affect the interests of the Noteholders or the Credit Enhancer.

Section 3.10   Annual  Statement as to  Compliance.  The Issuer shall deliver to the Indenture
Trustee,  within 120 days after the end of each  fiscal  year of the Issuer  (commencing  with the fiscal year ending on December 31,  2006),  an Officer's  Certificate  stating,  as to the
Authorized Officer signing such Officer's Certificate, that:

(a)     a review of the  activities  of the  Issuer  during  such year and of its  performance under this  Indenture and the Trust  Agreement has been made under such  Authorized  Officer's supervision; and

(b)     to the best of such Authorized Officer's  knowledge,  based on such review, the Issuer has complied with all  conditions  and covenants  under this  Indenture and the  provisions of the Trust  Agreement  throughout  such year, or, if there has been a default in its compliance with any such  condition or covenant,  specifying  each such default known to such  Authorized
Officer and the nature and status thereof.

Section 3.11   Recordation of Assignments.  The Issuer shall enforce the  obligation,  if any, of the  Sellers  under  the  Purchase  Agreement  to  submit  or  cause  to be  submitted  for recordation  all Assignments of Mortgages  within 60 days of receipt of recording  information by the Servicer.

Section 3.12   Representations  and  Warranties  Concerning  the  Home  Loans.  The  Indenture
Trustee,  as pledgee of the Home  Loans,  shall have the  benefit of the  representations  and warranties  made by GMACM in Section 3.1(a) and Section  3.1(b) of the Purchase  Agreement and
the  benefit of the  representations  and  warranties  made by WG Trust in Section  3.1(c) and
Section 3.1(d) of the Purchase  Agreement,  concerning the Home Loans and the right to enforce the remedies  against GMACM or WG Trust  provided in such Section 3.1(e) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13   Assignee  of  Record of the Home  Loans.  As  pledgee  of the Home  Loans,  the
Indenture  Trustee  shall  hold  title  to the  Home  Loans  by  being  named  as payee in the endorsements  of the  Mortgage  Notes  and  assignee  in the  Assignments  of  Mortgage  to be delivered  under Section 2.1 of the Purchase  Agreement.  Except as expressly  provided in the
Purchase  Agreement or in the Servicing  Agreement with respect to any specific Home Loan, the
Indenture  Trustee shall not execute any  endorsement  or  assignment or otherwise  release or transfer  such title to any of the Home Loans until such time as the  remaining  Trust  Estate may be released  pursuant  to Section  8.05.  The  Indenture  Trustee's  holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14   Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of perfection  under Section 9-313 or 9-314 of the UCC or other similar  applicable  law, rule or regulation  of the state in which such  property is held by the  Servicer,  the Issuer and the
Indenture  Trustee hereby  acknowledge  that the Servicer is acting as agent and bailee of the
Indenture  Trustee in holding amounts on deposit in the Custodial  Account pursuant to Section
3.02 of the Servicing  Agreement  that are  allocable to the Home Loans,  as well as the agent and  bailee of the  Indenture  Trustee  in  holding  any  Related  Documents  released  to the
Servicer  pursuant  to  Section  3.06(c)  of the  Servicing  Agreement,  and any  other  items constituting  a part of the Trust Estate which from time to time come into the  possession  of the Servicer.  It is intended  that, by the Servicer's  acceptance of such agency  pursuant to
Section 3.02 of the  Servicing  Agreement,  the  Indenture  Trustee,  as a pledgee of the Home
Loans,  will be deemed to have  possession  of such  Related  Documents,  such monies and such other  items for  purposes  of  Section  9-313 or 9-314 of the UCC of the state in which  such property is held by the Servicer.

Section 3.15   Investment  Company Act. The Issuer  shall not become an  "investment  company"
or  under  the  "control"  of an  "investment  company"  as  such  terms  are  defined  in the
Investment Company Act of 1940, as amended (or any successor or amendatory  statute),  and the rules and regulations  thereunder  (taking into account not only the general definition of the term  "investment  company" but also any  available  exceptions  to such general  definition);
provided,  however,  that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16   Issuer May Consolidate, etc.

(a)     The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)     the Person (if other than the Issuer)  formed by or surviving  such  consolidation  or merger shall be a Person  organized  and existing  under the laws of the United States of America or any state or the District of Columbia and shall expressly  assume, by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes and to the Certificate  Paying Agent, on
        behalf of the  Certificateholders and the performance or observance of every agreement and covenant of this  Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)    immediately  after giving effect to such  transaction,  no Event of Default shall have occurred and be continuing;

(iii)   the Credit  Enhancer  shall have  consented  thereto and each Rating Agency shall have notified  the Issuer  that such  transaction  will not cause a Rating  Event,  without taking into account the Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof to the  Indenture  Trustee  and the Credit  Enhancer)  to the effect that such transaction  will not have any material  adverse tax  consequence  to the Issuer,  any
        Noteholder or any Certificateholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
        an  Opinion  of  Counsel  each  stating  that such  consolidation  or merger  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

(b)     The Issuer shall not convey or transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

(i)     the Person that acquires by conveyance  or transfer the  properties  and assets of the
        Issuer the conveyance or transfer of which is hereby  restricted shall (A) be a United
        States citizen or a Person  organized and existing under the laws of the United States of America or any state,  (B) expressly  assumes, by an indenture supplemental hereto, executed  and  delivered  to  the  Indenture  Trustee,  in  form  satisfactory  to the
        Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or observance of every  agreement and covenant of this
        Indenture  on the part of the Issuer to be  performed  or  observed,  all as  provided herein,  (C) expressly agrees by means of such supplemental  indenture that all right, title and interest so conveyed or transferred  shall be subject and subordinate to the
        rights  of  Noteholders  of  the  Notes,   (D) unless   otherwise   provided  in  such
        supplemental  indenture,  expressly agrees to indemnify,  defend and hold harmless the
        Issuer  against and from any loss,  liability or expense  arising  under or related to this Indenture and the Notes and  (E) expressly  agrees by means of such  supplemental indenture  that such  Person (or if a group of  Persons,  then one  specified  Person)
        shall  make  all  filings  with the  Commission  (and any  other  appropriate  Person)
        required by the Exchange Act in connection with the Notes;

(ii)    immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)   the Credit  Enhancer shall have consented  thereto,  and each Rating Agency shall have notified  the  Issuer  that  such  transaction  will  not  cause a  Rating  Event,  if determined without regard to the Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof to the Indenture  Trustee) to the effect that such  transaction  will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
        an  Opinion  of  Counsel  each  stating  that such  conveyance  or  transfer  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

Section 3.17   Successor or Transferee.

(a)     Upon any  consolidation  or merger of the Issuer in accordance  with Section  3.16(a), the Person  formed by or  surviving  such  consolidation  or merger (if other than the Issuer)
shall  succeed to, and be  substituted  for,  and may  exercise  every right and power of, the
Issuer  under  this  Indenture  with the same  effect as if such  Person had been named as the
Issuer herein.

(b)     Upon a conveyance or transfer of all the assets and properties of the Issuer  pursuant to Section  3.16(b),  the Issuer shall be released  from every  covenant and agreement of this
Indenture  to be observed  or  performed  on the part of the Issuer with  respect to the Notes immediately  upon the delivery of written notice to the Indenture  Trustee of such  conveyance or transfer.

Section 3.18   No Other  Business.  The  Issuer  shall not engage in any  business  other than financing,  purchasing,  owning and selling and  managing  the Home Loans and the  issuance of the  Notes  and  Certificates  in the  manner  contemplated  by this  Indenture  and the Basic
Documents and all activities incidental thereto.

Section 3.19   No  Borrowing.  The  Issuer  shall  not  issue,  incur,  assume,  guarantee  or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20   Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this  Indenture  or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly  or by an instrument  having the effect of assuring  another's  payment or  performance  on any  obligation  or capability of so doing or otherwise),  endorse or otherwise  become  contingently  liable,  directly or  indirectly,  in connection  with the  obligations,  stocks or dividends  of, or own,  purchase,  repurchase or acquire (or agree contingently to do so) any stock,  obligations,  assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21   Capital  Expenditures.  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22   Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals contained  herein shall be taken as the  statements  of the Issuer,  and the Owner Trustee and the Indenture Trustee assume no responsibility  for the correctness of the recitals  contained herein.  The  Owner  Trustee  and the  Indenture  Trustee  make no  representations  as to the validity or  sufficiency of this Indenture or any other Basic  Document,  of the  Certificates
(other  than  the   signatures  of  the  Owner  Trustee  or  the  Indenture   Trustee  on  the
Certificates)  or  the  Notes,  or of  any  Related  Documents.  The  Owner  Trustee  and  the
Indenture  Trustee shall at no time have any  responsibility  or liability with respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be  distributed to
Certificateholders  under  the  Trust  Agreement  or the  Noteholders  under  this  Indenture,
including,   the   compliance   by  the   Depositor  or  the  Sellers  with  any  warranty  or
representation  made under any Basic  Document or in any related  document or the  accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying  Agent,  the
Certificate  Registrar  or any  other  person  taken in the name of the Owner  Trustee  or the
Indenture Trustee.

Section 3.23   Restricted  Payments.  The Issuer shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction of capital or  otherwise),  whether in cash,  property,  securities or a combination  thereof, to the Owner Trustee or any owner of a beneficial  interest  in the  Issuer or  otherwise  with  respect to any  ownership  or equity interest or security in or of the Issuer,  (ii) redeem,  purchase, retire or otherwise acquire for value any such  ownership or equity  interest or security or (iii) set  aside or otherwise segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or cause to be  made,  (x) distributions  to the  Owner  Trustee  and the  Certificateholders  as
contemplated  by, and to the extent  funds are  available  for such purpose  under,  the Trust
Agreement  and  (y)  payments  to  the  Servicer  pursuant  to  the  terms  of  the  Servicing
Agreement.  The Issuer will not,  directly or  indirectly,  make payments to or  distributions from the  Custodial  Account  except in  accordance  with this  Indenture  and the other Basic
Documents.

Section 3.24   Notice of Events of Default.  The Issuer shall give the Indenture Trustee,  the
Credit  Enhancer  and the  Rating  Agencies  prompt  written  notice of each  Event of Default hereunder and under the Trust Agreement.

Section 3.25   Further  Instruments  and Acts.  Upon  request of the  Indenture  Trustee,  the
Issuer shall execute and deliver such further  instruments  and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26   Statements  to  Noteholders.  On  each  Payment  Date,  each  of the  Indenture
Trustee  and the  Certificate  Registrar  shall make  available  to the Credit  Enhancer,  the
Depositor,  the Owner  Trustee  and each  Rating  Agency,  and shall  make  available  to each
Noteholder and each  Certificateholder,  respectively,  the Servicing  Certificate provided to the Indenture  Trustee by the Servicer  relating to such Payment Date and  delivered  pursuant to Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the monthly statement to Securityholders  (and, at its option,  any  additional  files  containing the same  information  in an  alternative  format)
available each month to  Securityholders  and the Credit  Enhancer,  and other parties to this
Indenture  via first class mail or via the  Indenture  Trustee's  internet  website and may be obtained by any  Noteholder  by  telephoning  the  Trustee at (877)  722-1095.  The  Indenture
Trustee  shall  have  the  right  to  change  the way the  statement  to  Securityholders  are distributed in order to make such  distribution  more convenient and/or more accessible to the above parties and the Indenture  Trustee shall  provide  timely and adequate  notification  to all above parties regarding any such changes.

Section 3.27   Determination  of Note Rate . As long as the Class A-1  Notes are  Outstanding, on the second LIBOR  Business Day  immediately  preceding  (i) the Closing Date in the case of the first  Interest  Period and (ii) the first day of each  succeeding  Interest  Period,  the
Indenture  Trustee  shall  determine  One-Month  LIBOR  and the  applicable  Note Rate for the
Class A-1  Notes for such  Interest  Period and shall inform the Issuer,  the Servicer and the
Depositor by means of the Indenture Trustee's online service.

Section 3.28   Payments under the Policy.

(a)     If the Servicing  Certificate  specifies an Insured  Amount for any Payment Date,  the
Indenture  Trustee shall make a draw on the Policy in an amount,  if any, equal to the Insured
Amount for such Payment  Date.  The  Indenture  Trustee shall deposit or cause to be deposited such Insured  Amount into the Note Payment  Account on such Payment Date.  For purposes of the foregoing,  the amount on deposit in the Note Payment  Account and available to be distributed as interest  on any Payment  Date shall  include all amounts on deposit in such  account  with respect to such Payment Date,  other than the  Principal  Collection  Distribution  Amount and the Liquidation Loss Distribution Amount (if any) to be distributed on such Payment Date.

(b)     The  Indenture  Trustee  shall  submit,  if an  Insured  Amount  is  specified  in any statement to  Securityholders  prepared  pursuant to Section 4.01 of the Servicing  Agreement, the Notice of  Nonpayment  and Demand for Payment of Insured  Amounts (in the form attached as
Exhibit A to the  Policy) to the Credit  Enhancer  no later  than  12:00  noon,  New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

Section 3.29   Reserved..

Section 3.30   Reserved.

Section 3.31   Additional Representations of the Issuer.

        The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the
Closing  Date (which  representations  and  warranties  shall  survive the  execution  of this
Indenture):

(a)     This  Indenture  creates a valid and continuing  security  interest (as defined in the applicable  UCC) in the  Mortgage  Notes in favor of the  Indenture  Trustee,  which  security interest  is prior to all  other  Liens  (except  as  expressly  permitted  otherwise  in this
Indenture),  and is  enforceable  as such as  against  creditors  of and  purchasers  from the
Issuer.

(b)     The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c)     The  Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)     The original  executed  copy of each  Mortgage Note (except for any Mortgage Note with respect  to  which a Lost  Note  Affidavit  has  been  delivered  to the  Custodian)  has been delivered to the Custodian.

(e)     The  Issuer  has  received  a  written  acknowledgment  from  the  Custodian  that the
Custodian  is  acting  solely  as  agent  of the  Indenture  Trustee  for the  benefit  of the
Noteholders.

(f)     Other than the security  interest  granted to the Indenture  Trustee  pursuant to this
Indenture,  the Issuer has not pledged,  assigned,  sold,  granted a security  interest in, or otherwise  conveyed any of the Mortgage  Notes.  The Issuer has not  authorized  the filing of and is not aware of any  financing  statements  against the Issuer that include a  description of collateral  covering the Mortgage Notes other than any financing  statement relating to the security  interest granted to the Indenture  Trustee  hereunder or any security  interest that has been  terminated.  The Issuer is not aware of any judgment or tax lien filings against the
Issuer.

(g)     None of the Mortgage Notes has any marks or notations  indicating  that they have been pledged,  assigned or  otherwise  conveyed  to any Person  other than the  Indenture  Trustee, except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the originator  of the Mortgage  Note to the  Indenture  Trustee,  and (ii) any marks or notations pertaining to Liens that have been terminated or released.

(h)     None of the  provisions of this Section 3.31 shall be waived without the prior written confirmation  from  Standard & Poor's  that such  waiver  shall not result in a  reduction  or withdrawal of the then-current rating of any Class of Notes.

ARTICLE IV

                      The Notes; Satisfaction and Discharge of Indenture

Section 4.01   The Notes.  The Notes shall be registered  in the name of a nominee  designated
by  the  Depository.   Beneficial  Owners  will  hold  interests  in  the  Notes  through  the book-entry  facilities  of the  Depository  in minimum  initial  Note  Balances of $25,000 and integral multiples of $1,000 in excess thereof.

        The Indenture  Trustee may for all purposes  (including  the making of payments due on the  Notes)  deal with the  Depository  as the  authorized  representative  of the  Beneficial
Owners with  respect to the Notes for the  purposes of  exercising  the rights of  Noteholders hereunder.  Except as provided in the next  succeeding  paragraph  of this Section  4.01,  the rights of  Beneficial  Owners with respect to the Notes shall be limited to those  established by law and  agreements  between  such  Beneficial  Owners and the  Depository  and  Depository
Participants.  Except as provided in Section  4.08,  Beneficial  Owners  shall not be entitled to  definitive  certificates  for the  Notes  as to  which  they  are the  Beneficial  Owners.
Requests and  directions  from,  and votes of, the Depository as Noteholder of the Notes shall not be deemed  inconsistent  if they are made with  respect to  different  Beneficial  Owners.
The   Indenture   Trustee  may  establish  a  reasonable   record  date  in  connection   with
solicitations  of consents from or voting by Noteholders  and give notice to the Depository of such record date.  Without the consent of the Issuer and the  Indenture  Trustee,  no Note may
be  transferred by the Depository  except to a successor  Depository  that agrees to hold such
Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company  resigns or is removed as  Depository,  the
Indenture  Trustee,  at the request of the Servicer  and with the approval of the Issuer,  may appoint a successor  Depository.  If no  successor  Depository  has been  appointed  within 30 days of the effective date of the Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

        The Notes shall,  on original  issue, be executed on behalf of the Issuer by the Owner
Trustee,  not in its  individual  capacity but solely as Owner  Trustee and upon Issuer Order, authenticated  by the Note  Registrar and  delivered by the  Indenture  Trustee to or upon the order of the Issuer.

Section 4.02   Registration of and Limitations on Transfer and Exchange of Notes; Appointment
of Note  Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate
Trust  Office a Note  Register  in which,  subject to such  reasonable  regulations  as it may prescribe,  the Note Registrar  shall provide for the  registration  of Notes and of transfers and exchanges of Notes as herein  provided.  The Issuer hereby appoints the Indenture  Trustee as the initial Note Registrar.
        Subject to the  restrictions  and  limitations  set forth below,  upon  surrender  for registration  of  transfer  of any  Note at the  Corporate  Trust  Office,  the  Issuer  shall execute,  and  the  Note  Registrar  shall  authenticate  and  deliver,  in  the  name  of the designated  transferee  or  transferees,  one or more new  Notes in  authorized  initial  Note
Balances evidencing the same aggregate Percentage Interests.

        Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged for other Notes of like tenor,  in each case in authorized  initial Note  Balances  evidencing the same aggregate  Percentage  Interests,  upon surrender of the Notes to be exchanged at the
Corporate  Trust  Office of the Note  Registrar.  Whenever  any Notes are so  surrendered  for exchange,  the Issuer shall execute and the Note Registrar shall  authenticate and deliver the
Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note  presented or  surrendered  for  registration  of transfer or exchange  shall (if so required by the Note
Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument  of transfer in form reasonably  satisfactory  to the Note Registrar duly executed by, the Noteholder  thereof or his attorney  duly  authorized  in writing with such  signature  guaranteed by a commercial bank or trust  company  located  or having a  correspondent  located  in The City of New York.
Notes  delivered  upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service  charge  shall be imposed for any  registration  of transfer or exchange of
Notes,  but the Note Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of Notes.

        All Notes  surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent  destruction  without liability on the part of either.

        The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its  Corporate  Trust  Office a  Certificate  Register  pursuant to Section  3.09 of the Trust
Agreement  in  which,  subject  to  such  reasonable  regulations  as it  may  prescribe,  the
Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and  exchanges  thereof  pursuant  to  Section  3.05 of the  Trust  Agreement.  The  Indenture
Trustee hereby accepts such appointment.

        Each  purchaser  of a Note,  by its  acceptance  of the Note,  shall be deemed to have represented  that the  acquisition  of such Note by the purchaser  does not constitute or give rise to a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

Section 4.03   Mutilated,  Destroyed,  Lost or Stolen  Notes.  If  (i) any  mutilated  Note is surrendered  to the Indenture  Trustee,  or the  Indenture  Trustee  receives  evidence to its satisfaction  of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such  security or indemnity as may be required by it and the Issuer to hold the Issuer and the  Indenture  Trustee  harmless,  then,  in the absence of notice to the
Issuer,  the Note  Registrar or the  Indenture  Trustee that such Note has been  acquired by a bona fide purchaser,  and provided that the  requirements of Section 8-405 of the UCC are met, the Issuer shall execute,  and upon its request the Indenture  Trustee shall  authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however,  that if any such destroyed,  lost or stolen  Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note, the Issuer may pay such destroyed,  lost or stolen Note when so due or payable  without  surrender  thereof.  If, after the delivery of such replacement  Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide  purchaser of the original Note in lieu of which such replacement  Note was issued  presents  for payment  such  original  Note,  the Issuer and the
Indenture  Trustee shall be entitled to recover such  replacement  Note (or such payment) from the Person to whom it was  delivered  or any Person  taking  such  replacement  Note from such
Person to whom such  replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and  shall be  entitled  to  recover  upon the  security  or  indemnity provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the  issuance of any  replacement  Note under this Section  4.03,  the Issuer may require the payment by the  Noteholder  of such Note of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every  replacement  Note issued  pursuant to this Section 4.03 in  replacement  of any
mutilated,   destroyed,   lost  or  stolen  Note  shall  constitute  an  original   additional
contractual  obligation  of the  Issuer,  whether  or not the  mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be  entitled  to all the benefits  of this  Indenture  equally  and  proportionately  with any and all other Notes duly issued hereunder.

        The  provisions of this Section 4.03 are  exclusive and shall  preclude (to the extent lawful)  all other  rights  and  remedies  with  respect  to the  replacement  or  payment  of mutilated, destroyed, lost or stolen Notes.

Section 4.04   Persons Deemed Owners.  Prior to due presentment  for  registration of transfer of any Note,  the Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture
Trustee  may  treat  the  Person  in  whose  name  any  Note is  registered  (as of the day of determination)  as the owner of such Note for the purpose of  receiving  payments of principal of and interest,  if any, on such Note and for all other purposes  whatsoever,  whether or not such Note be  overdue,  and none of the  Issuer,  the  Indenture  Trustee  or any agent of the
Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05   Cancellation.  All Notes  surrendered  for payment,  registration  of transfer, exchange or redemption  shall, if surrendered to any Person other than the Indenture  Trustee, be  delivered  to the  Indenture  Trustee and shall be  promptly  cancelled  by the  Indenture
Trustee.  The Issuer may at any time deliver to the  Indenture  Trustee for  cancellation  any
Notes previously  authenticated and delivered  hereunder which the Issuer may have acquired in any  manner  whatsoever,  and all  Notes so  delivered  shall  be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in exchange for any Notes
cancelled  as  provided  in  this  Section  4.05,  except  as  expressly   permitted  by  this
Indenture.  All  cancelled  Notes  may be held or  disposed  of by the  Indenture  Trustee  in accordance  with its  standard  retention  or disposal  policy as in effect at the time unless the Issuer  shall  direct by an Issuer  Request  that they be  destroyed  or  returned  to it;
provided,  however,  that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06   Book-Entry  Notes.  Each  Class of  Notes,  upon  original  issuance,  shall be issued in the form of typewritten  Notes  representing  the Book-Entry  Notes, to be delivered to The Depository  Trust  Company,  the initial  Depository,  by, or on behalf of, the Issuer.
Such Notes shall  initially be  registered on the Note Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial  Owner shall receive a Definitive  Note
representing   such  Beneficial   Owner's  interest  in  such  Note,  except  as  provided  in
Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes")
have been issued to Beneficial Owners pursuant to Section 4.08:

(a)     the provisions of this Section 4.06 shall be in full force and effect;

(b)     the Note  Registrar  and the  Indenture  Trustee  shall be  entitled  to deal with the
Depository  for all  purposes of this  Indenture  (including  the payment of  principal of and interest on the Notes and the giving of  instructions  or  directions  hereunder)  as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;

(c)     to the  extent  that the  provisions  of this  Section  4.06  conflict  with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d)     the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established by law and agreements  between such Owners of Notes and the  Depository  and/or the Depository  Participants.  Unless and until  Definitive  Notes are issued pursuant to Section 4.08, the initial  Depository will make book-entry  transfers among the  Depository  Participants  and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

(e)     whenever  this  Indenture   requires  or  permits  actions  to  be  taken  based  upon instructions  or directions of Noteholders of Notes  evidencing a specified  percentage of the
Note Balances of the Notes,  the Depository  shall be deemed to represent such percentage only to the extent that it has received  instructions to such effect from Beneficial  Owners and/or
Depository  Participants  owning or representing,  respectively,  such required  percentage of the  beneficial  interest in the Notes and has delivered  such  instructions  to the Indenture
Trustee.

Section 4.07   Notices  to  Depository.  Whenever  a  notice  or  other  communication  to the
Noteholders of the Notes is required under this Indenture,  unless and until  Definitive Notes shall have been issued to Beneficial  Owners pursuant to Section 4.08,  the Indenture  Trustee shall give all such notices and  communications  specified  herein to be given to  Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08   Definitive  Notes.  If (i) the  Depositor  determines that the Depository is no longer willing or able to properly  discharge its  responsibilities  with respect to the Notes and the  Depositor is unable to locate a qualified  successor,  (ii) the  Depositor,  with the prior consent of the  Beneficial  Owners,  notifies the Indenture  Trustee and the  Depository
that  it  has  elected  to  terminate  the  book-entry  system  through  the  Depository,   or
(iii) after  the occurrence of an Event of Default,  Beneficial  Owners of Notes  representing beneficial  interests  aggregating  at least a majority of the aggregate  Term Note Balance of the Notes advise the  Depository  in writing  that the  continuation  of a  book-entry  system through the Depository is no longer in the best interests of the Beneficial  Owners,  then the
Depository shall notify all Beneficial  Owners and the Indenture  Trustee of the occurrence of any such event and of the  availability of Definitive  Notes to Beneficial  Owners  requesting the same.  Upon  surrender  by the  Depository  to the  Indenture  Trustee of the  typewritten
Notes  representing  the Book-Entry  Notes by the  Depository  (or Percentage  Interest of the
Book-Entry  Notes  being  transferred   pursuant  to  clause (iii)   above),   accompanied  by
registration  instructions,   the  Issuer  shall  execute  and  the  Indenture  Trustee  shall authenticate  the Definitive  Notes in accordance  with the  instructions  of the  Depository.
None of the  Issuer,  the Note  Registrar  or the  Indenture  Trustee  shall be liable for any delay in  delivery  of such  instructions,  and each may  conclusively  rely on,  and shall be protected  in relying on,  such  instructions.  Upon the  issuance of  Definitive  Notes,  the
Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

Section 4.09   Tax Treatment.  The Issuer has entered into this Indenture,  and the Notes will be issued, with the intention that, for federal,  state and local income,  single business and franchise  tax  purposes,  the Notes will be  treated as  indebtedness  for  purposes  of such taxes. The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its acceptance of its Note (and each  Beneficial  Owner by its  acceptance  of an interest in the  applicable
Book-Entry  Note),  agree to treat the  Notes for  federal,  state  and local  income,  single business and franchise tax purposes as indebtedness.

Section 4.10   Satisfaction  and Discharge of Indenture.  This Indenture  shall cease to be of further effect with respect to the Notes except as to (i) rights of  registration  of transfer and exchange,  (ii) substitution of mutilated,  destroyed,  lost or stolen Notes, (iii) rights
of   Noteholders   to  receive   payments  of   principal   thereof  and   interest   thereon,
(iv) Sections 3.03,  3.04, 3.06, 3.09,  3.16, 3.18 and 3.19,  (v) the rights,  obligations and immunities of the Indenture Trustee  hereunder  (including the rights of the Indenture Trustee under  Section 6.07  and the  obligations  of the Indenture  Trustee under  Section 4.11)  and
(vi) the  rights of  Noteholders  as  beneficiaries  hereof  with  respect to the  property so deposited  with  the  Indenture  Trustee  payable  to all or any of  them,  and the  Indenture
Trustee,  on  written  demand  of and at the  expense  of the  Issuer,  shall  execute  proper instruments  acknowledging  satisfaction  and discharge of this  Indenture with respect to the
Notes, when

                      (A)    either

(1)     all Notes  theretofore  authenticated  and delivered  (other than  (i) Notes that have been  destroyed,  lost or stolen and that have been  replaced or paid as provided in  Section 4.03  and  (ii) Notes  for whose  payment money has theretofore  been  deposited in trust or segregated and held in trust by the Issuer and thereafter  repaid to the Issuer or discharged  from such trust,  as  provided  in  Section  3.03)  have  been  delivered  to  the
                      Indenture Trustee for cancellation; or

(2)     all Notes not theretofore delivered to the Indenture Trustee for cancellation

a)      have become due and payable,

b)      will become due and payable at the Final Payment Date within one year, or

c)      have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably  deposited or caused to be irrevocably  deposited with the Indenture Trustee cash or direct  obligations of or obligations  guaranteed  by the United  States of America  (which will mature prior to the  date  such  amounts  are  payable),  in  trust  for such  purpose,  in an  amount
        sufficient  to  pay  and  discharge  the  entire   indebtedness   on  such  Notes  and
        Certificates  then outstanding not theretofore  delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

(3)     the Issuer has paid or caused to be paid all other sums  payable  hereunder  and under the Insurance Agreement by the Issuer; and

(4)     the  Issuer  has  delivered  to the  Indenture  Trustee  and the  Credit  Enhancer  an
                      Officer's  Certificate  and an  Opinion of  Counsel,  each  meeting  the applicable  requirements  of  Section  10.01 and each  stating  that all conditions  precedent  herein provided for relating to the  satisfaction and  discharge of this  Indenture  have been  complied  with and, if the
                      Opinion of Counsel  relates to a deposit made in connection with Section
                      4.10(A)(2)b.  above,  such opinion  shall  further be to the effect that such deposit will not have any material  adverse tax consequences to the
                      Issuer, any Noteholders or any Certificateholders.

Section 4.11   Application of Trust Money.  All monies  deposited  with the Indenture  Trustee pursuant to  Section 4.10  hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this  Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the Indenture Trustee may determine,  to the
Securityholders  of  Securities,  of all sums due and to become due thereon for  principal and interest;  but such  monies  need not be  segregated  from  other  funds  except to the extent required herein or required by law.

Section 4.12   Subrogation and Cooperation.

(a)     The Issuer and the  Indenture  Trustee  acknowledge  that (i) to the extent the Credit
Enhancer  makes  payments  under the Policy on account of principal of or interest on the Home
Loans,  the Credit Enhancer will be fully  subrogated to the rights the Noteholders to receive such principal of and interest on the Home Loans,  and (ii) the  Credit Enhancer shall be paid such  principal  and interest only from the sources and in the manner  provided  herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture  Trustee shall cooperate in all respects with any reasonable  request by the  Credit  Enhancer  for action to  preserve  or enforce  the  Credit  Enhancer's  rights or interest under this Indenture or the Insurance  Agreement,  consistent with this Indenture and without  limiting  the rights of the  Noteholders  as  otherwise  set forth in the  Indenture, including upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request (which request shall be in writing) to take any one or more of the following actions:

(i)     institute  Proceedings  for the collection of all amounts then payable on the Notes or under  this  Indenture  in  respect  to the Notes and all  amounts  payable  under the
        Insurance  Agreement and to enforce any judgment  obtained and collect from the Issuer monies adjudged due;

(ii)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private Sales (as defined in Section 5.15 hereof)  called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture; and

(v)     exercise any remedies of a secured party under the UCC and take any other  appropriate action to  protect  and  enforce  the  rights  and  remedies  of the  Credit  Enhancer hereunder.

        Following  the payment in full of the Notes,  the Credit  Enhancer  shall  continue to have all rights and privileges  provided to it under this Section and in all other  provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13   Repayment of Monies Held by Paying Agent. In connection  with the  satisfaction and  discharge  of this  Indenture  with  respect  to the Notes,  all monies  then held by any
Paying Agent (other than the Indenture  Trustee)  under the  provisions of this Indenture with respect to such Notes  shall,  upon  written  demand of the Issuer,  be paid to the  Indenture
Trustee to be held and applied  according to  Section 3.05;  and thereupon,  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14   Temporary  Notes.  Pending the preparation of any Definitive  Notes, the Issuer may execute and upon its written  direction,  the Indenture  Trustee may authenticate and make
available  for  delivery,  temporary  Notes  that  are  printed,  lithographed,   typewritten,
photocopied or otherwise  produced,  in any  denomination,  substantially  of the tenor of the
Definitive  Notes in lieu of which  they are  issued  and with  such  appropriate  insertions, omissions,  substitutions  and other  variations  as the  officers  executing  such  Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without  unreasonable  delay.  After the  preparation of the Definitive  Notes,  the temporary
Notes shall be  exchangeable  for Definitive  Notes upon  surrender of the temporary  Notes at the  office  or agency of the  Indenture  Trustee,  without  charge  to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the  Indenture  Trustee  shall  authenticate  and make  available  for  delivery,  in exchange therefor,  Definitive  Notes of  authorized  denominations  and of like  tenor  and  aggregate principal  amount.  Until  so  exchanged,  such  temporary  Notes  shall  in all  respects  be entitled to the same benefits under this Indenture as Definitive Notes.

ARTICLE V

                                     Default And Remedies

Section 5.01   Events of Default.  The Issuer shall deliver to the  Indenture  Trustee and the
Credit  Enhancer,  within five days after  learning of the  occurrence  of any event that with the giving of notice and the lapse of time would  become an Event of Default  under clause (c)
of the  definition  of  "Event  of  Default"  written  notice  in  the  form  of an  Officer's
Certificate  of its status  and what  action  the  Issuer is taking or  proposes  to take with respect thereto.

Section 5.02   Acceleration  of Maturity;  Rescission  and  Annulment.  If an Event of Default
shall occur and be continuing,  then and in every such case the Indenture  Trustee,  acting at the written  direction of the Credit  Enhancer or the  Noteholders of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes,  with the written  consent of the Credit  Enhancer  (unless a Credit Enhancer  Default has occurred and is continuing),  may declare  the Notes to be  immediately  due and  payable  by a notice in  writing to the Issuer
(and to the Indenture  Trustee if given by Noteholders);  and upon any such  declaration,  the unpaid  principal  amount of the Notes,  together  with  accrued and unpaid  interest  thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such  declaration  of  acceleration  of maturity  with respect to an
Event of Default  has been made and before a judgment  or decree for  payment of the money due has been obtained by the Indenture  Trustee as  hereinafter  provided in this  Article V,  the
Credit  Enhancer or the  Noteholders  of Notes  representing  a majority of the aggregate Note
Balance of the Notes,  with the written consent of the Credit  Enhancer,  by written notice to the Issuer and the  Indenture  Trustee,  may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(a)     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i)     all  payments of  principal  of and  interest on the Notes and all other  amounts that would then be due  hereunder or upon the Notes if the Event of Default  giving rise to such acceleration had not occurred;

(ii)    all sums paid or  advanced  by the  Indenture  Trustee  hereunder  and the  reasonable compensation,  expenses,  disbursements  and advances of the Indenture Trustee and its agents and counsel; and

(iii)   all Events of Default,  other than the  nonpayment  of the principal of the Notes that has become due solely by such  acceleration,  have been cured or waived as provided in
        Section 5.12.

        No such rescission shall affect any subsequent  default or impair any right consequent thereto.

Section 5.03   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)     The Issuer  covenants  that if default in the payment of (i) any  interest on any Note when the same becomes due and payable,  and such default  continues for a period of five days, or  (ii) the  principal  of or any  installment  of the  principal  of any Note  when the same becomes due and payable,  the Issuer shall, upon demand of the Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire  amount then due and payable on the Notes for principal and interest,  with interest on the overdue principal,  and in addition thereto such further  amount  as shall be  sufficient  to cover  the  costs  and  expenses  of  collection, including the reasonable compensation,  expenses,  disbursements and advances of the Indenture
Trustee and its agents and counsel.

(b)     In case the Issuer shall fail  forthwith  to pay such  amounts  upon such demand,  the
Indenture  Trustee,  in its own  name and as  trustee  of an  express  trust,  subject  to the provisions  of Section  10.17 hereof,  may  institute a Proceeding  for the  collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final decree,  and may  enforce  the same  against  the Issuer or other  obligor on the Notes and  collect in the manner  provided  by law out of the  property  of the  Issuer or other  obligor  on the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default shall occur and be continuing,  the Indenture Trustee,  subject to the  provisions  of Section  10.17 hereof,  may, as more  particularly  provided in Section
5.04,  in its  discretion  proceed to  protect  and  enforce  its rights and the rights of the
Noteholders  by  such  appropriate  Proceedings  as the  Indenture  Trustee  shall  deem  most effective to protect and enforce any such  rights,  whether for the  specific  enforcement  of any  covenant or agreement  in this  Indenture or in aid of the exercise of any power  granted herein,  or to enforce  any other  proper  remedy or legal or  equitable  right  vested in the
Indenture Trustee by this Indenture or by law.

(d)     If there  shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person  having or  claiming an  ownership  interest  in the Trust  Estate,  Proceedings under  Title 11  of  the  United  States  Code  or  any  other  applicable  federal  or  state bankruptcy,  insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed  for or taken  possession  of the Issuer or its  property  or such other  obligor or
Person,  or if there  shall be any  other  comparable  judicial  Proceedings  relative  to the
Issuer or other any other  obligor on the Notes,  or relative to the  creditors or property of the Issuer or such other  obligor,  then the Indenture  Trustee,  irrespective  of whether the principal of any Notes shall then be due and payable as therein  expressed  or by  declaration or otherwise,  and  irrespective  of whether the Indenture  Trustee shall have made any demand pursuant to the provisions of this Section,  shall be entitled and empowered,  by intervention in such Proceedings or otherwise:

(i)     to file and prove a claim or claims for the entire  amount of  principal  and interest owing and unpaid in respect  of the Notes and to file such other  papers or  documents as may be necessary or advisable in order to have the claims of the Indenture  Trustee
        (including any claim for  reasonable  compensation  to the Indenture  Trustee and each predecessor  Indenture Trustee,  and their respective  agents,  attorneys and counsel, and for  reimbursement  of all expenses  and  liabilities  incurred,  and all advances made, by the Indenture  Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless  prohibited  by  applicable  law and  regulations,  to vote  on  behalf  of the
        Noteholders  in any  election  of a trustee,  a standby  trustee or Person  performing similar functions in any such Proceedings;

(iii)   to collect and  receive any monies or other  property  payable or  deliverable  on any such claims and to distribute  all amounts  received with respect to the claims of the
        Noteholders and of the Indenture Trustee on their behalf; and
(iv)    to file such proofs of claim and other  papers or  documents  as may be  necessary  or advisable  in order to have the claims of the  Indenture  Trustee  or the  Noteholders allowed in any judicial  proceedings  relative to the Issuer,  its  creditors  and its property;

and any  trustee,  receiver,  liquidator,  custodian  or other  similar  official  in any such
Proceeding  is  hereby  authorized  by each  of  such  Noteholders  to  make  payments  to the
Indenture  Trustee,  and, in the event the  Indenture  Trustee  shall consent to the making of payments directly to such  Noteholders,  to pay to the Indenture Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each  predecessor
Indenture Trustee and their respective agents,  attorneys and counsel,  and all other expenses and  liabilities  incurred,  and  all  advances  made,  by  the  Indenture  Trustee  and  each predecessor  Indenture  Trustee,  except as a result of negligence,  willful misconduct or bad faith.

(e)     Nothing  herein  contained  shall be deemed to  authorize  the  Indenture  Trustee  to authorize  or consent to or vote for or accept or adopt on behalf of any  Noteholder  any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any  Noteholder  thereof or to authorize  the  Indenture  Trustee to vote in respect of the claim  of any  Noteholder  in any  such  proceeding  except,  as  aforesaid,  to vote  for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession  of any of the
Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such action or  proceedings  instituted by the  Indenture  Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements  and  compensation  of the Indenture  Trustee,  each  predecessor
Indenture  Trustee  and  their  respective  agents  and  attorneys,  shall be for the  ratable benefit of the Noteholders.

(g)     In any  Proceedings  to which the Indenture  Trustee shall be a party  (including  any
Proceedings  involving the  interpretation of any provision of this Indenture),  the Indenture
Trustee  shall be held to  represent  all  Noteholders,  and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04   Remedies; Priorities.

(a)     If an Event of Default  shall have  occurred  and be  continuing,  then the  Indenture
Trustee,  subject to the provisions of Section 10.17 hereof,  with the written  consent of the
Credit  Enhancer may, or, at the written  direction of the Credit  Enhancer,  shall, do one or more of the following, in each case subject to Section 5.05:

(i)     institute  Proceedings  in its own name and as  trustee  of an  express  trust for the collection  of all  amounts  then  payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement,  enforce any judgment obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)   exercise any remedies of a secured party under the UCC and take any other  appropriate action to protect  and enforce the rights and  remedies of the  Indenture  Trustee and the Noteholders; and

(iv)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture Trustee may not sell or otherwise  liquidate the Trust
Estate  following an Event of Default,  unless (A) the  Indenture  Trustee obtains the consent of the Credit  Enhancer  (or, if a Credit  Enhancer  Defaults has occurred and is  continuing, the  Noteholders  of 100% of the  aggregate  Note Balance of the Notes),  (B) the  proceeds of such sale or  liquidation  distributable  to  Noteholders  are sufficient to discharge in full all amounts  then due and unpaid upon the Notes for  principal  and  interest and to reimburse the Credit  Enhancer  for any  amounts  drawn  under the Policy and any other  amounts due the
Credit Enhancer under the Insurance  Agreement or (C) the  Indenture  Trustee  determines that the Home Loans will not continue to provide  sufficient  funds for the payment of principal of and  interest  on the Notes as they would have  become due if the Notes had not been  declared due and payable,  and the Indenture  Trustee  obtains the consent of the Credit  Enhancer (or, if a Credit  Enhancer  Defaults has occurred and is continuing,  the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes).  In determining  such  sufficiency or  insufficiency with respect to clause (B) and (C) above,  the  Indenture  Trustee  may, but need not,  obtain and rely,  and shall be protected in relying in good faith,  upon an opinion of an Independent investment  banking or accounting  firm of national  reputation as to the  feasibility of such
proposed   action  and  as  to  the   sufficiency  of  the  Trust  Estate  for  such  purpose.
Notwithstanding  the  foregoing,  provided that a Servicing  Default shall not have  occurred, any Sale (as defined in Section  5.15  hereof) of the Trust  Estate  shall be made  subject to the  continued  servicing  of the Home Loans by the  Servicer  as  provided  in the  Servicing
Agreement.  Notwithstanding  any sale of the Home Loans pursuant to this Section 5.04(a),  the
Indenture  Trustee  shall,  for so long as any  principal  or  accrued  interest  on the Notes remains  unpaid,  continue to act as Indenture  Trustee  hereunder and to draw amounts payable under the Policy in accordance with the terms of the Policy.

(b)     If the Indenture  Trustee  collects any money or property  pursuant to this Article V, it shall pay out such money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:to the  Noteholders  for amounts due and unpaid on the related Notes for interest,  including  accrued  and unpaid  interest  on the Notes for any prior
               Payment Date,  ratably,  without preference or priority of any kind,  according to the  amounts  due and  payable  on such  Notes  for  interest  from  amounts available in the Trust Estate for such Noteholders,  but excluding any Interest
               Shortfalls;

               THIRD: to the  Noteholders  for amounts due and unpaid on the related Notes for principal,  ratably,  without preference or priority of any kind,  according to the  amounts  due and  payable  on  such  Notes  for  principal,  from  amounts available in the Trust Estate for such  Noteholders,  until the respective Note
               Balances of such Notes have been reduced to zero;

               FOURTH:to the payment of all amounts  due and owing the Credit  Enhancer  under the Insurance Agreement;

               FIFTH: to the  Noteholders  for amounts due and unpaid on the related Notes for
               Interest  Shortfalls,  if any, including any unpaid Interest  Shortfalls on the
               Notes for any prior Payment Date,  ratably,  without  preference or priority of any kind,  according to such amounts due and payable from amounts  available in the Trust Estate for such Noteholders;

               SIXTH: to the  Certificate  Paying Agent for amounts due under  Article VIII of the Trust Agreement; and

               SEVENTH:      to the  payment of the  remainder,  if any,  to the Issuer or any other person legally entitled thereto.

        The  Indenture  Trustee  may fix a record  date and  payment  date for any  payment to
Noteholders  pursuant to this Section  5.04.  At least  15 days  before such record date,  the
Indenture  Trustee  shall mail to each  Noteholder a notice that states the record  date,  the payment date and the amount to be paid.

Section 5.05   Optional  Preservation  of the Trust  Estate.  If the Notes have been  declared due and payable  under  Section 5.02  following an Event of Default and such  declaration  and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not (but shall at the written  direction of the Credit  Enhancer so long as no Credit Enhancer
Default  exists),  elect  to take and  maintain  possession  of the  Trust  Estate.  It is the desire of the parties hereto and the Noteholders  that there be at all times  sufficient funds for the  payment  of  principal  of and  interest  on the Notes and other  obligations  of the
Issuer  including  payment to the Credit Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession  of the
Trust  Estate.  In  determining  whether to take and maintain  possession of the Trust Estate, the Indenture  Trustee may, but need not,  obtain and rely,  and shall be protected in relying in good faith,  upon an opinion of an  Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility of such proposed  action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06   Limitation  of Suits.  No  Noteholder  shall  have any right to  institute  any
Proceeding,  judicial or otherwise,  with respect to this Indenture, or for the appointment of a  receiver  or  trustee,  or for any  other  remedy  hereunder,  unless  and  subject  to the provisions of Section 10.17 hereof:

(a)     such Noteholder  shall have previously  given written notice to the Indenture  Trustee of a continuing Event of Default;

(b)     the  Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written  request to the Indenture  Trustee to institute  such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)     such  Noteholder or Noteholders  shall have offered the Indenture  Trustee  reasonable indemnity  against the costs,  expenses  and  liabilities  to be  incurred by it in  complying with such request;

(d)     the Indenture Trustee for 60 days after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

(e)     no  direction  inconsistent  with such  written  request  shall have been given to the
Indenture  Trustee  during  such  60-day  period  by  the  Noteholders  of a  majority  of the aggregate Note Balance of the Notes or by the Credit Enhancer.

        It is understood  and intended  that no Noteholder  shall have any right in any manner whatever by virtue of, or by availing of, any provision of this  Indenture to affect,  disturb or prejudice the rights of any other  Noteholders  or to obtain or to seek to obtain  priority or  preference  over any other  Noteholders  or to enforce  any right  under  this  Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent  requests and indemnity from two or more groups of Noteholders,  each  representing less than a majority of the aggregate Note Balance of the Notes,  the Indenture  Trustee shall act at the direction of the group of  Noteholders  with the greater Note  Balance.  In the event that the Indenture
Trustee shall receive  conflicting  or  inconsistent  requests and indemnity  from two or more groups of Noteholders  representing the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

Section 5.07   Unconditional   Rights  of  Noteholders  to  Receive  Principal  and  Interest.
Subject  to the  provisions  of this  Indenture,  the  Noteholder  of any Note  shall have the right,  which is  absolute  and  unconditional,  to receive  payment of the  principal  of and interest,  if any, on such Note on or after the  respective  due dates  thereof  expressed  in such  Note or in  this  Indenture  and to  institute  suit  for the  enforcement  of any  such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08   Restoration  of  Rights  and  Remedies.   If  the  Indenture   Trustee  or  any
Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued or abandoned for any reason or has been determined adversely  to the  Indenture  Trustee or to such  Noteholder,  then and in every such case the
Issuer,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination  in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and  thereafter  all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09   Rights and Remedies  Cumulative.  No right or remedy herein  conferred  upon or reserved to the Indenture  Trustee,  the Credit  Enhancer or the Noteholders is intended to be exclusive  of any other  right or  remedy,  and every  right and remedy  shall,  to the extent permitted  by law,  be  cumulative  and in  addition  to every  other  right and remedy  given hereunder  or now or  hereafter  existing at law, in equity or  otherwise.  The  assertion  or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10   Delay  or  Omission  Not a  Waiver.  No  delay  or  omission  of the  Indenture
Trustee,  the Credit  Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of  Default  shall  impair any such  right or remedy or  constitute  a waiver of any such  Event of Default  or an  acquiescence  therein.  Every  right and  remedy  given by this
Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be  exercised  from time to time,  and as often as may be deemed  expedient,  by the  Indenture  Trustee or by the
Noteholders, as the case may be.

Section 5.11   Control by Credit Enhancer or  Noteholders.  The Credit Enhancer (so long as no
Credit  Enhancer  Default  exists) or the  Noteholders  of a majority  of the  aggregate  Note
Balance of Notes with the consent of the Credit  Enhancer,  shall have the right to direct the time,  method  and  place  of  conducting  any  Proceeding  for any  remedy  available  to the
Indenture  Trustee with  respect to the Notes or  exercising  any trust or power  conferred on the Indenture Trustee, provided that:

(a)     such direction shall not be in conflict with any rule of law or with this Indenture;

(b)     subject to the express terms of Section 5.04,  any written  direction to the Indenture
Trustee to sell or liquidate  the Trust Estate shall be by the Credit  Enhancer (so long as no
Credit  Enhancer  Default exists) or by the  Noteholders of Notes  representing  not less than
100% of the aggregate Note Balance of the Notes with the consent of the Credit Enhancer;

(c)     if the  conditions  set  forth in  Section  5.05  shall  have been  satisfied  and the
Indenture  Trustee  elects to retain  the Trust  Estate  pursuant  to such  Section,  then any direction to the Indenture  Trustee by  Noteholders  of Notes  representing  less than 100% of the  aggregate  Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d)     the  Indenture  Trustee  may take any other  action  deemed  proper  by the  Indenture
Trustee that is not inconsistent with such direction.

Notwithstanding  the  rights of  Noteholders  set forth in this  Section,  subject  to Section
6.01,  the  Indenture  Trustee  need not  take  any  action  that it  determines  (in its sole discretion)  might involve it in liability or might materially  adversely affect the rights of any  Noteholders  not  consenting to such action,  unless the  Indenture  Trustee has received satisfactory indemnity from the Credit Enhancer or a Noteholder.

Section 5.12   Waiver of Past Defaults.  Prior to the  declaration of the  acceleration of the maturity of the Notes as provided in Section 5.02,  the Credit  Enhancer (so long as no Credit
Enhancer  Default  exists) or the  Noteholders  of not less than a majority  of the  aggregate
Note Balance of the Notes,  with the consent of the Credit Enhancer,  may waive any past Event of Default and its  consequences,  except an Event of Default  (a) with  respect to payment of principal  of or  interest on any of the Notes or (b) in  respect of a covenant  or  provision hereof  that cannot be modified  or amended  without  the  consent of the  Noteholder  of each
Note. In the case of any such waiver,  the Issuer,  the Indenture  Trustee and the Noteholders
shall be restored to their  respective  former  positions  and rights  hereunder;  but no such waiver  shall  extend  to any  subsequent  or other  Event of  Default  or  impair  any  right consequent thereto.

        Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall  extend to any  subsequent  or other  Event of Default  or impair  any right  consequent thereto.

Section 5.13   Undertaking  for  Costs.   All  parties  to  this  Indenture  agree,  and  each
Noteholder  by such  Noteholder's  acceptance  of the  related  Note  shall be  deemed to have agreed,  that any court may in its discretion  require,  in any Proceeding for the enforcement of any right or remedy  under this  Indenture,  or in any  Proceeding  against  the  Indenture
Trustee for any action taken,  suffered or omitted by it as Indenture  Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding, and that such  court may in its  discretion  assess  reasonable  costs,  including  reasonable attorneys'  fees,  against  any party  litigant in such  Proceeding,  having due regard to the merits  and good  faith  of the  claims  or  defenses  made by such  party  litigant;  but the provisions  of this  Section  5.13  shall not apply to (a) any  Proceeding  instituted  by the
Indenture Trustee, (b) any Proceeding  instituted by any Noteholder,  or group of Noteholders, in each case  holding in the  aggregate  more than 10% of the  aggregate  Note  Balance of the
Notes or (c) any Proceeding  instituted by any  Noteholder for the  enforcement of the payment of  principal  of or interest on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture.

Section 5.14   Waiver of Stay or Extension  Laws. The Issuer  covenants (to the extent that it may  lawfully  do so) that it will  not at any time  insist  upon,  or plead or in any  manner whatsoever,  claim or take the benefit or  advantage  of, any stay or  extension  law wherever enacted,  now or at any  time  hereafter  in  force,  that may  affect  the  covenants  or the performance  of this  Indenture;  and the Issuer (to the extent  that it may  lawfully  do so)
hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution of any power herein  granted to the Indenture
Trustee,  but will suffer and permit the  execution  of every such power as though no such law had been enacted.

Section 5.15   Sale of Trust Estate.

(a)     The power to effect any sale or other  disposition  (a  "Sale") of any  portion of the
Trust Estate  pursuant to Section 5.04 is expressly  subject to the provisions of Section 5.05 and this  Section  5.15.  The power to effect any such Sale shall not be  exhausted by any one or more Sales as to any  portion of the Trust  Estate  remaining  unsold,  but shall  continue unimpaired  until the entire Trust  Estate shall have been sold or all amounts  payable on the
Notes and under this  Indenture and under the Insurance  Agreement  shall have been paid.  The
Indenture  Trustee may from time to time postpone any public Sale by public  announcement made at the time and place of such Sale. The Indenture  Trustee hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

(b)     The  Indenture  Trustee  shall not in any private Sale sell the Trust  Estate,  or any portion thereof, unless:

(i)     the Credit Enhancer directs the Indenture Trustee in writing to make, such Sale,

(ii)    the  proceeds  of such Sale  would be not less than the  entire  amount  that would be payable  to  the  Noteholders  under  the  Notes,  the  Certificateholders  under  the
        Certificates  and the Credit Enhancer in respect of amounts drawn under the Policy and any other  amounts due the Credit  Enhancer  under the  Insurance  Agreement,  in full payment  thereof in accordance  with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(iii)   the Indenture  Trustee  determines,  in its sole  discretion,  that the conditions for retention  of the Trust  Estate  set forth in Section  5.05  cannot be  satisfied  (in making any such  determination,  the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an  Independent  investment  banking  firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer  consents in writing to such Sale.

The purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private
Sale shall not be deemed a Sale or other  disposition  thereof for  purposes  of this  Section
5.15(b).

(c)     Unless the  Noteholders  and the Credit  Enhancer  shall have  otherwise  consented or directed the Indenture  Trustee,  at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater  than the amount  described  in  paragraph  (ii) of subsection (b) of this Section 5.15 has not been  established by the Indenture  Trustee and no
Person bids an amount equal to or greater than such amount,  then the Indenture  Trustee shall bid an amount at least  $1.00 more than the highest  other bid,  which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(i)     any Noteholder may bid for and, with the consent of the Credit Enhancer,  purchase the property  offered  for  sale,  and upon  compliance  with the  terms of sale may hold, retain and possess and dispose of such property,  without further accountability,  and may, in paying the purchase money  therefor,  deliver any Notes or claims for interest thereon in lieu of cash up to the amount which  shall,  upon  distribution  of the net proceeds of such sale,  be payable  thereon,  and such  Notes,  in case the amounts so payable  thereon  shall be less than the amount due thereon,  shall be returned to the
        Noteholders thereof after being appropriately stamped to show such partial payment;

(ii)    the  Indenture  Trustee  may bid for and  acquire  the  property  offered  for Sale in connection  with any Sale  thereof  and,  subject to any  requirements  of, and to the extent permitted by, applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private  sale. In lieu of paying cash  therefor,  the
        Indenture  Trustee may make  settlement  for the purchase price by crediting the gross
        Sale price  against  the sum of (A) the  amount  that  would be  distributable  to the
        Noteholders and the  Certificateholders  and amounts owing to the Credit Enhancer as a result of such Sale in  accordance  with  Section  5.04(b)  on the  Payment  Date next succeeding  the  date  of  such  Sale  and (B) the  expenses  of the  Sale  and of any
        Proceedings  in  connection  therewith  that are  reimbursable  to it,  without  being required to produce  the Notes in order to complete  any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
        Indenture  Trustee  shall  be  held  and  dealt  with  by it in  accordance  with  the provisions of this Indenture;

(iii)   the  Indenture  Trustee  shall  execute  and  deliver  an  appropriate  instrument  of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv)    the Indenture Trustee is hereby irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer  and convey its  interest in any portion of the Trust Estate in  connection  with a Sale thereof,  and to take all action  necessary to effect such
        Sale; and

(v)     no purchaser or  transferee  at such a Sale shall be bound to ascertain  the Indenture
        Trustee's authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16   Action on Notes.  The Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this  Indenture  shall not be  affected  by the  seeking,  obtaining  or application  of any other  relief under or with  respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies  of the  Indenture  Trustee or the  Noteholders shall be  impaired by the  recovery  of any  judgment  by the  Indenture  Trustee  against the
Issuer or by the levy of any  execution  under  such  judgment  upon any  portion of the Trust
Estate  or upon any of the  assets  of the  Issuer.  Any money or  property  collected  by the
Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17   Performance and Enforcement of Certain Obligations.

(a)     Promptly  following  a written  request  from the  Credit  Enhancer  or the  Indenture
Trustee  (with the written  consent of the Credit  Enhancer),  the Issuer,  in its capacity as owner of the Home Loans,  shall,  with the written  consent of the Credit  Enhancer,  take all such  lawful  action as the  Indenture  Trustee  may  request to cause the Issuer to compel or secure the  performance  and  observance by the Sellers and the Servicer,  as  applicable,  of each of their  obligations  to the Issuer under or in connection  with the Purchase  Agreement and the  Servicing  Agreement,  and to  exercise  any and all  rights,  remedies,  powers  and privileges  lawfully  available  to the  Issuer  under  or in  connection  with  the  Purchase
Agreement  and the  Servicing  Agreement  to the  extent  and in the  manner  directed  by the
Indenture  Trustee,  as pledgee of the Home Loans,  including the  transmission  of notices of default on the part of the Sellers or the Servicer  thereunder  and the  institution  of legal or  administrative  actions or proceedings  to compel or secure  performance by the Sellers or the Servicer of each of their  obligations  under the  Purchase  Agreement  and the  Servicing
Agreement.

(b)     If an Event of Default shall have occurred and be continuing,  the Indenture  Trustee, as  pledgee  of the Home  Loans,  subject  to the  rights  of the  Credit  Enhancer  under the
Servicing  Agreement,  may, and at the direction  (which  direction  shall be in writing or by telephone  (confirmed in writing  promptly  thereafter))  of the Noteholders of 66 2/3% of the
aggregate  Note  Balance  of  the  Notes,  shall,  exercise  all  rights,  remedies,   powers,
privileges  and  claims  of the  Issuer  against  the  Sellers  or the  Servicer  under  or in connection  with the Purchase  Agreement and the Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance by the Sellers or the
Servicer,  as the case may be, of each of their  obligations  to the Issuer  thereunder and to give any  consent,  request,  notice,  direction,  approval,  extension  or  waiver  under the
Purchase  Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the
Issuer to take such action shall not be  suspended.  In  connection  therewith,  as determined by the Indenture  Trustee,  the Issuer shall take all actions necessary to effect the transfer of the Home Loans to the Indenture Trustee.

ARTICLE VI

                                    The Indenture Trustee

Section 6.01   Duties of Indenture Trustee.

(a)     If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee shall  exercise the rights and powers  vested in it by this  Indenture and use the same degree of care and  skill in their  exercise  as a prudent  Person  would  exercise  or use under the circumstances in the conduct of such Person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the  Indenture  Trustee  undertakes to perform such duties and only such duties as are specifically  set forth in this  Indenture  and no implied  covenants  or  obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)    in the absence of bad faith on its part, the Indenture Trustee may conclusively  rely, as to the  truth of the  statements  and the  correctness  of the  opinions  expressed therein,  upon  certificates,  reports or opinions  furnished to the Indenture Trustee and conforming to the  requirements of this  Indenture;  provided,  however,  that the
        Indenture  Trustee shall examine the  certificates,  reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)     The  Indenture  Trustee  may not be  relieved  from  liability  for its own  negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of paragraph (a) of this Section 6.01;

(ii)    the  Indenture  Trustee  shall not be liable  for any error of  judgment  made in good faith by a  Responsible  Officer  unless it is proved that the  Indenture  Trustee was negligent in ascertaining the pertinent facts; and

(iii)   the  Indenture  Trustee  shall not be liable  with  respect  to any action it takes or omits to take in good faith in accordance with a direction  received by it pursuant to
        Section 5.11 or any direction  from the Credit  Enhancer  that the Credit  Enhancer is entitled to give under any of the Basic Documents.

(d)     The  Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the Indenture  Trustee need not be segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)     No provision of this Indenture  shall require the Indenture  Trustee to expend or risk its own funds or otherwise incur  financial  liability in the performance of any of its duties hereunder  or in the  exercise  of any of its  rights or powers,  if it shall have  reasonable grounds to believe  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(g)     Every  provision of this Indenture  relating to the conduct or affecting the liability of or affording  protection  to the Indenture  Trustee  shall be subject to the  provisions of this Section and to the provisions of TIA.

(h)     [Reserved].

(i)     The Indenture  Trustee  hereby accepts  appointment as Certificate  Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust  Agreement  relating to the  Certificate  Paying  Agent.  The  Indenture  Trustee  hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j)     The  Indenture  Trustee  shall  not be  required  to take  notice or be deemed to have notice or  knowledge  of any Event of Default  (except  for an Event of Default  specified  in clause (a) of the definition  thereof) unless a Responsible  Officer of the Indenture  Trustee shall have  received  written  notice or have  actual  knowledge  thereof.  In the  absence of receipt of such notice or such knowledge,  the Indenture Trustee may conclusively  assume that there is no default or Event of Default.

(k)     The  Indenture  Trustee  shall have no duty to see to any  recording  or filing of any financing  statement or  continuation  statement  evidencing a security  interest or to see to the  maintenance  of any such  recording  or filing or to any  rerecording  or refiling of any thereof.

Section 6.02   Rights of Indenture Trustee.

(a)     The  Indenture  Trustee may rely and shall be protected in acting or  refraining  from acting  in good  faith  upon  any  resolution,  Officer's  Certificate,  opinion  of  counsel, certificate of auditors,  or any other certificate,  statement,  instrument,  report,  notice, consent or other  document  believed by it to be genuine and to have been signed or  presented by the proper person.  The Indenture  Trustee need not  investigate  any fact or matter stated
in any such document.

(b)     Before  the  Indenture  Trustee  acts or  refrains  from  acting,  it may  require  an
Officer's  Certificate  or an Opinion of Counsel.  The  Indenture  Trustee shall not be liable for any  action  it takes or omits to take in good  faith in  reliance  on any such  Officer's
Certificate or Opinion of Counsel.

(c)     The  Indenture  Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be responsible for any misconduct or negligence on the part of, or for the  supervision  of, any such agent,  attorney,  custodian  or nominee appointed with due care by it hereunder.

(d)     The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith  which it  believes  to be  authorized  or within  its rights or powers;  provided, however,  that the  Indenture  Trustee's  conduct  does  not  constitute  willful  misconduct, negligence or bad faith.

(e)     The Indenture  Trustee may consult with counsel,  and the advice or opinion of counsel with  respect to legal  matters  relating  to this  Indenture  and the Notes shall be full and complete  authorization and protection from liability in respect to any action taken,  omitted or  suffered by it  hereunder  in good faith and in  accordance  with the advice or opinion of such counsel.

(f)     The Indenture  Trustee  shall not be liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion  or rights or powers  conferred upon it by this  Agreement,  unless it shall be proved that the Indenture
Trustee was negligent in ascertaining the pertinent facts.

(g)     Prior to the  occurrence  of an Event of  Default  hereunder,  and after the curing or waiver of all Events of Default that may have  occurred,  the  Indenture  Trustee shall not be bound  to make  any  investigation  into  the  facts  or  matters  stated  in any  resolution,
certificate,   statement,  instrument,  opinion,  report,  notice,  request,  consent,  order, approval,  bond or other  paper or  document,  unless  requested  in  writing  to do so by the
Credit  Enhancer  or  Noteholders  representing  a majority  of the  aggregate  Note  Balance;
provided,  however,  that if the payment within a reasonable time to the Indenture  Trustee of the  costs,  expenses  or  liabilities  likely  to be  incurred  by it in the  making  of such investigation  is, in the  opinion of the  Indenture  Trustee,  not  assured to the  Indenture
Trustee by the security  afforded to it by the terms of this Indenture,  the Indenture Trustee may require  indemnity  satisfactory to the Indenture  Trustee  against such cost,  expense or liability as a condition to taking any such action.

(h)     The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder or in relation  hereto at the request,  order or direction of any of the Noteholders or the Credit Enhancer,  pursuant to the provisions of this Agreement,  unless the Noteholders or the Credit  Enhancer  shall have offered to the Indenture  Trustee  reasonable  security or indemnity  against  the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby;  nothing  contained  herein  shall,  however,  relieve the  Indenture  Trustee of the obligation,  upon the  occurrence of an Event of Default (which has not been cured or waived), to  exercise  such of the  rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03   Individual  Rights  of  Indenture   Trustee.   The  Indenture  Trustee  in  its
individual  or any other  capacity may become the owner or pledgee of Notes and may  otherwise deal  with the  Issuer or its  Affiliates  with the same  rights it would  have if it were not
Indenture  Trustee.  Any Note Registrar,  co-registrar or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04   Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee  shall  not  be  (i)
responsible for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable  for the Issuer's use of the proceeds from the Notes or (iii)
responsible  for any  statement of the Issuer in this  Indenture or in any document  issued in connection  with the sale of the Notes or in the  Notes,  other than the  Indenture  Trustee's certificate of authentication thereon.

Section 6.05   Notice  of  Event  of  Default.  If an  Event of  Default  shall  occur  and be continuing,  and if such Event of Default is known to a  Responsible  Officer of the Indenture
Trustee,  then the Indenture  Trustee shall give notice  thereof to the Credit  Enhancer.  The
Indenture  Trustee  shall mail to each  Noteholder  notice of such Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of principal of or interest on any Note,  the  Indenture  Trustee may withhold  such notice if and so  long  as a  committee  of its  Responsible  Officers  in good  faith  determines  that withholding such notice is in the interests of the Noteholders.

Section 6.06   Reports by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee  shall deliver to each  Noteholder  such  information as may be required to enable such Noteholder to prepare its federal and state  income tax  returns.  In  addition,  upon Issuer  Request,  the
Indenture Trustee shall promptly furnish such information  reasonably  requested by the Issuer that is  reasonably  available  to the  Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07   Compensation  and Indemnity.  The Indenture  Trustee shall be  compensated  and indemnified by the Servicer in accordance  with Section 6.06 of the Servicing  Agreement.  All amounts  owing the  Indenture  Trustee  hereunder  in excess  of such  amount,  as well as any amount  owed to the  Indenture  Trustee  in  accordance  with  Section  6.06 of the  Servicing
Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth  therein).  The Indenture
Trustee's  compensation  shall not be  limited by any law on  compensation  of a trustee of an
express  trust.  The  Issuer  shall  reimburse  the  Indenture   Trustee  for  all  reasonable
out-of-pocket  expenses incurred or made by it, including costs of collection,  in addition to the  compensation for its services.  Such expenses shall include the reasonable  compensation, expenses,  disbursements and advances of the Indenture Trustee's agents, counsel,  accountants and experts.  The Issuer  shall  indemnify  the  Indenture  Trustee  against any and all loss, liability  or expense  (including  attorneys'  fees)  incurred  by it in  connection  with the administration  of this trust and the  performance  of its  duties  hereunder.  The  Indenture
Trustee  shall  notify  the  Issuer  promptly  of any claim  for which it may seek  indemnity.
Failure by the  Indenture  Trustee to so notify the Issuer shall not relieve the Issuer of its obligations  hereunder.  The Issuer shall  defend any such claim,  and the  Indenture  Trustee may have  separate  counsel and the Issuer  shall pay the fees and  expenses of such  counsel.
The  Issuer  is not  obligated  to  reimburse  any  expense  or  indemnify  against  any loss, liability or expense  incurred by the Indenture  Trustee  through the Indenture  Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's  payment  obligations to the Indenture  Trustee  pursuant to this Section
6.07 shall survive the discharge of this Indenture or the  termination  or the  resignation of the Indenture  Trustee.  When the Indenture  Trustee  incurs  expenses after the occurrence of an Event of Default  specified in clause (c) or (d) of the definition  thereof with respect to the Issuer,  such expenses are intended to constitute  expenses of administration  under Title
11 of the United States Code or any other applicable  federal or state bankruptcy,  insolvency or similar law.

Section 6.08   Replacement  of Indenture  Trustee.  No resignation or removal of the Indenture
Trustee and no appointment of a successor  Indenture  Trustee shall become effective until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.
The  Indenture  Trustee  may  resign at any time by so  notifying  the  Issuer  and the Credit
Enhancer.  The  Credit  Enhancer  or the  Noteholders  of a  majority  of the  aggregate  Note
Balance of the Notes may remove the Indenture  Trustee by so notifying  the Indenture  Trustee and the Credit Enhancer (if given by such  Noteholders) and may appoint a successor  Indenture
Trustee.  Unless a Servicer  Default has occurred and is  continuing,  the  appointment of any successor  Indenture  Trustee shall be subject to the prior written  approval of the Servicer.
The Issuer shall remove the Indenture Trustee if:

(a)     the Indenture Trustee fails to comply with Section 6.11;

(b)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(c)     a receiver  or other  public  officer  takes  charge of the  Indenture  Trustee or its property; or

(d)     the Indenture  Trustee  otherwise becomes incapable of fulfilling its duties under the
Basic Documents.

        If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the Indenture  Trustee for any reason (the  Indenture  Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the Issuer shall promptly appoint a successor
Indenture  Trustee  with the  consent  of the  Credit  Enhancer,  which  consent  shall not be unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall  resign to avoid  being directly or indirectly controlled by the Issuer.

        A successor  Indenture  Trustee shall deliver a written  acceptance of its appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon,  the resignation or removal of the  retiring  Indenture  Trustee  shall  become  effective,  and the  successor  Indenture
Trustee  shall have all the  rights,  powers and duties of the  Indenture  Trustee  under this
Indenture.  The  successor  Indenture  Trustee  shall mail a notice of its  succession  to the
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a  successor  Indenture  Trustee  does not take  office  within  60 days  after the retiring Indenture Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the
Issuer or the  Noteholders  of a majority of aggregate  Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the  Indenture  Trustee  fails to comply with  Section  6.11,  any  Noteholder  may petition  any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding  the  replacement of the Indenture  Trustee  pursuant to this Section, the Issuer's  obligations  under  Section 6.07 shall  continue for the benefit of the retiring
Indenture Trustee.

Section 6.09   Successor  Indenture Trustee by Merger.  If the Indenture Trustee  consolidates with,  merges or converts  into, or transfers  all or  substantially  all its corporate  trust business  or assets to,  another  corporation  or  banking  association,  then the  resulting, surviving or transferee  corporation  without any further act shall be the successor Indenture
Trustee;  provided,  that such corporation or banking association shall be otherwise qualified and eligible  under Section  6.11.  The  Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger,  conversion or consolidation,  any of the Notes shall have been  authenticated  but not  delivered,  then any such  successor to the
Indenture  Trustee may adopt the certificate of  authentication  of any  predecessor  trustee, and  deliver  such  Notes so  authenticated.  If at such time any of the Notes  shall not have been  authenticated,  any  successor  to the  Indenture  Trustee may  authenticate  such Notes either  in the  name of any  predecessor  hereunder  or in the  name of the  successor  to the
Indenture  Trustee;  and in all such cases, such  certificates  shall have the full force that it is  anywhere  in the  Notes  or in this  Indenture  provided  that the  certificate  of the
Indenture Trustee shall have.

Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)     Notwithstanding  any other provisions of this Indenture,  at any time, for the purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust Estate may at such time be located,  the  Indenture  Trustee shall have the power and may execute and deliver  all  instruments  to  appoint  one  or  more  Persons  to  act  as  a  co-trustee  or co-trustees,  or separate trustee or separate trustees,  of all or any part of the Issuer, and to vest in such Person or Persons,  in such  capacity and for the benefit of the  Noteholders, such title to the Trust Estate,  or any part thereof,  and, subject to the other provisions of this Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider  necessary or desirable.  No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee under Section 6.11, and no notice to  Noteholders  of the  appointment  of any  co-trustee  or separate  trustee shall be required under Section 6.08 hereof.

(b)     Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights,  powers,  duties and  obligations  conferred or imposed upon the Indenture
        Trustee  shall  be  conferred  or  imposed  upon and  exercised  or  performed  by the
        Indenture  Trustee  and  such  separate  trustee  or  co-trustee   jointly  (it  being
        understood  that  such  separate  trustee  or  co-trustee  is  not  authorized  to act separately  without the Indenture  Trustee joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed the Indenture  Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the  holding  of  title  to the  Trust  Estate  or any  portion  thereof  in any  such jurisdiction)  shall be exercised  and performed  singly by such  separate  trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)    no trustee  hereunder  shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

(iii)   the  Indenture  Trustee  may at any time  accept  the  resignation  of or  remove  any separate trustee or co-trustee.

(c)     Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee shall refer to this Agreement and the  conditions of this  Article VI.  Each separate  trustee and  co-trustee,  upon its  acceptance  of the  trusts  conferred,  shall be  vested  with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the
Indenture  Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Indenture,  specifically  including every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Indenture  Trustee.
Every such instrument shall be filed with the Indenture Trustee.

(d)     Any separate  trustee or co-trustee may at any time constitute the Indenture  Trustee, its agent or attorney-in-fact  with full power and authority,  to the extent not prohibited by law,  to do any  lawful act under or in  respect  of this  Indenture  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by  the  Indenture  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 6.11   Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at  all  times satisfy  the  requirements  of TIAss. 310(a).  The  Indenture  Trustee  shall  have a combined capital and surplus of at least  $50,000,000 as set forth in its most recent  published annual report of  condition  and it or its parent  shall have a long-term  debt rating of A or better by Moody's and a long-term  debt rating of A-1 or better by Standard & Poor's.  The  Indenture
Trustee shall comply with TIAss. 310(b);  provided,  however, that there shall be excluded from the operation of TIAss. 310(b)(1) any indenture or indentures  under which other  securities of the  Issuer  are  outstanding  if  the  requirements  for  such  exclusion  set  forth  in TIA
ss. 310(b)(1) are met.

Section 6.12   Preferential  Collection of Claims Against Issuer.  The Indenture Trustee shall comply with TIAss. 311(a),  excluding  any creditor  relationship  listed in TIAss. 311(b).  An
Indenture  Trustee that has  resigned or been removed  shall be subject to TIAss. 311(a) to the extent indicated.

Section 6.13   Representations  and Warranties.  The Indenture  Trustee hereby  represents and warrants that:

(a)     The Indenture  Trustee is duly organized,  validly  existing and in good standing as a national  banking  association  with power and authority to own its  properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b)     The  Indenture  Trustee  has the power and  authority  to  execute  and  deliver  this
Indenture and to carry out its terms;  and the  execution,  delivery and  performance  of this
Indenture  have been duly  authorized  by the  Indenture  Trustee by all  necessary  corporate action.

(c)     The  consummation  of  the  transactions   contemplated  by  this  Indenture  and  the
fulfillment  of the terms  hereof do not  conflict  with,  result in any  breach of any of the terms and  provisions  of, or constitute  (with or without  notice or lapse of time) a default under,  the articles of  organization  or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d)     To the Indenture Trustee's best knowledge,  there are no Proceedings or investigations pending or  threatened  before  any court,  regulatory  body,  administrative  agency or other
governmental   instrumentality   having   jurisdiction  over  the  Indenture  Trustee  or  its
properties  (A)  asserting  the  invalidity  of this  Indenture,  (B)  seeking to prevent  the consummation  of any of the  transactions  contemplated  by this  Indenture or (C) seeking any determination  or ruling that might  materially  and adversely  affect the  performance by the
Indenture  Trustee of its  obligations  under,  or the  validity  or  enforceability  of, this
Indenture.

(e)     The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in  Section  8-302 of the UCC in effect in the State of  Delaware)  with  respect  to the
Home Loans.

Section 6.14   Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)     to accept  the  pledge of the Home Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

(b)     to authenticate and deliver the Notes  substantially in the form prescribed by Exhibit
A in accordance with the terms of this Indenture; and

(c)     to take  all  other  actions  as shall be  required  to be taken by the  terms of this
Indenture.

Section 6.15   Indenture  Trustee  May  Own  Securities.   The  Indenture   Trustee,   in  its
individual  or any other  capacity,  may become the owner or  pledgee of  Securities  with the same rights it would have if it were not Indenture Trustee.

ARTICLE VII

                                Noteholders' Lists and Reports

Section 7.01   Issuer to Furnish  Indenture  Trustee Names and Addresses of  Noteholders.  The
Issuer  shall  furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five  days  after  each  Record  Date,  a list,  in such  form as the  Indenture  Trustee  may reasonably  require,  of the names and  addresses of the  Noteholders  as of such Record Date, and (b) at such other times as the  Indenture  Trustee and the Credit  Enhancer may request in writing,  within  30 days after  receipt by the Issuer of any such request,  a list of similar form  and  content  as of a date  not  more  than  10 days  prior  to the  time  such  list is furnished;  provided,  however,  that  for  so  long  as the  Indenture  Trustee  is the  Note
Registrar, no such list need be furnished.

Section 7.02   Preservation of Information; Communications to Noteholders.

(a)     The  Indenture  Trustee  shall  preserve,  in as  current  a  form  as  is  reasonably practicable,  the names and  addresses  of the  Noteholders  contained in the most recent list furnished to the  Indenture  Trustee as provided in Section  7.01 and the names and  addresses of the Noteholders  received by the Indenture  Trustee in its capacity as Note Registrar.  The
Indenture  Trustee may destroy any list  furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.
(b)     Noteholders  may  communicate  pursuant to TIAss. 312(b)  with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

(c)     The Issuer,  the Indenture Trustee and the Note Registrar shall have the protection of
TIAss. 312(c).

Section 7.03   Reports by Issuer.

(a)     The Issuer shall:

(i)     file with the Indenture  Trustee,  within 15 days after the Issuer is required to file the same  with the  Commission,  copies of the  annual  reports  and the  information, documents  and other  reports (or copies of such  portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations  prescribe)  that the
        Issuer may be required to file with the Commission  pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)    file with the  Indenture  Trustee and the  Commission,  in  accordance  with rules and
        regulations  prescribed  from  time  to  time  by  the  Commission,   such  additional
        information,  documents  and reports with respect to compliance by the Issuer with the conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)   supply to the Indenture  Trustee (and the Indenture  Trustee shall transmit by mail to all  Noteholders  described  in TIAss. 313(c))  such  summaries  of  any  information, documents and reports  required to be filed by the Issuer  pursuant to clauses (i) and
        (ii) of this  Section  7.03(a) and by rules and  regulations  prescribed  from time to time by the Commission.

(b)     Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on
December 31 of each year.

Section 7.04   Reports by  Indenture  Trustee.  If required by TIAss. 313(a),  within  60 days after each  January 1,  beginning  with  January 1, 2007,  the  Indenture  Trustee  shall make available to each  Noteholder  as required by TIAss. 313(c) and to the Credit  Enhancer a brief report dated as of such date that  complies  with TIAss. 313(a).  The  Indenture  Trustee also shall comply with TIAss. 313(b).

        A copy of each report at the time of its  distribution  to Noteholders  shall be filed by the Indenture Trustee with the Commission,  if required,  and each stock exchange,  if any, on which the Notes are  listed.  The Issuer  shall  notify the  Indenture  Trustee if and when the Notes are listed on any stock exchange.

Section 7.05   Exchange  Act  Reporting  In  connection  with the  preparation  and  filing of periodic  reports by the Servicer  pursuant to  Article IV  of the  Servicing  Agreement,  the
Indenture  Trustee shall timely  provide to the Servicer (I) a list of Holders as shown on the
Note  Register or  Certificate  Register as of the end of each calendar  year,  (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims,  charges or complaints  involving the Indenture Trustee,  as indenture trustee hereunder,  or the Trust
Estate that are received by the  Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Indenture Trustee,  have been submitted to a vote of the  Holders,  other  than those  matters  that have been  submitted  to a vote of the
Holders at the request of the  Depositor  or the  Servicer,  and (IV) notice of any failure of the  Indenture  Trustee  to make any  payment  to the  Holders as  required  pursuant  to this
Indenture.   The  Indenture  Trustee  shall  not  have  any  liability  with  respect  to  the
Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer shall not have any  liability  with  respect  to such  failure  resulting  from or  relating  to the
Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

ARTICLE VIII

                             Accounts, Disbursements and Releases

Section 8.01   Collection  of Money.  Except  as  otherwise  expressly  provided  herein,  the
Indenture  Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable  to or  receivable  by the  Indenture  Trustee  pursuant  to this
Indenture.  The  Indenture  Trustee  shall apply all such money  received by it as provided in this  Indenture.  Except as otherwise  expressly  provided in this  Indenture,  if any default occurs in the making of any payment or performance  under any agreement or instrument  that is part of the Trust  Estate,  the Indenture  Trustee may take such action as may be  appropriate to enforce  such  payment  or  performance,  including  the  institution  and  prosecution  of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a
Default  or Event of Default  under this  Indenture  and any right to  proceed  thereafter  as provided in Article V.

Section 8.02   Trust Accounts.

(a)     On or prior to the  Closing  Date,  the Issuer  shall cause the  Indenture  Trustee to establish  and  maintain,  in the  name  of the  Indenture  Trustee,  for the  benefit  of the
Noteholders,  the  Certificate  Paying  Agent,  on behalf of the  Certificateholders,  and the
Credit Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture.

(b)     All monies  deposited  from time to time in the Note Payment  Account  pursuant to the
Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the  Noteholders,  the Credit Enhancer and the  Certificate  Paying Agent, on behalf of the
Certificateholders,  and all investments made with such monies,  including all income or other gain from such  investments,  are for the benefit of the  Servicer as provided in Section 5.01 of the Servicing Agreement.

        On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment  Account to the  Noteholders  in respect of the Notes and, in its capacity as Certificate Paying Agent, to the  Certificateholders  from the Distribution  Account in the order of  priority  set forth in  Section  3.05  (except  as  otherwise  provided  in  Section
5.04(b)) and in accordance with the Servicing Certificate.

        The Indenture  Trustee shall invest any funds in the Note Payment Account in Permitted
Investments  selected  in writing by the  Servicer  maturing  no later than the  Business  Day preceding the next  succeeding  Payment Date (except that any  investment  in the  institution with which the Note Payment  Account is maintained  may mature on such Payment Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted  Investments shall not be  purchased  at a price in excess of par.  The  Indenture  Trustee  shall  have no liability whatsoever for investment losses on Permitted  Investments,  if such investments are made in  accordance  with the  provisions of this  Indenture and the Indenture  Trustee is not the obligor under the Permitted Investment.

Section 8.03   Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days'  notice when  requested  by the Issuer to take any action  pursuant to Section  8.05(a), accompanied  by copies of any  instruments  to be executed,  and the  Indenture  Trustee shall also require, as a condition to such action, an Officer's  Certificate,  in form and substance satisfactory  to  the  Indenture  Trustee,  stating  the  legal  effect  of any  such  action, outlining  the steps  required  to  complete  the same,  and  concluding  that all  conditions precedent to the taking of such action have been complied with.

Section 8.04   Termination   Upon   Distribution  to  Noteholders.   This  Indenture  and  the
respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall  terminate upon the  distribution  to the  Noteholders,  the  Certificate  Paying
Agent on behalf of the  Certificateholders  and the Indenture  Trustee of all amounts required to be distributed  pursuant to Article III and the  distribution to the Credit Enhancer of all amounts  owing to it;  provided,  however,  that in no event  shall the trust  created  hereby continue  beyond the expiration of 21 years from the death of the survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James's,
living on the date hereof.

Section 8.05   Release of Trust Estate.

(a)     Subject to the  payment  of its fees,  expenses  and  indemnification,  the  Indenture
Trustee  may,  and  when  required  by the  provisions  of  this  Indenture  or the  Servicing
Agreement,  shall,  execute  instruments to release  property from the lien of this Indenture, or convey the Indenture  Trustee's  interest in the same, in a manner and under  circumstances that are not  inconsistent  with the provisions of this  Indenture.  No Person relying upon an instrument  executed by the Indenture  Trustee as provided in Article VIII hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The  Indenture  Trustee  shall,  at such time as (i) there  are no Notes  Outstanding,
(ii) all  sums due the  Indenture  Trustee  pursuant  to this  Indenture  have  been  paid and
(iii) all sums due the Credit  Enhancer have been paid and the Policy has been returned to the
Credit  Enhancer,  release any  remaining  portion of the Trust  Estate that secured the Notes from the lien of this Indenture.

(c)     The Indenture Trustee shall release property from the lien of this Indenture  pursuant to this  Section  8.05 only upon  receipt of an Issuer  Request  accompanied  by an  Officer's
Certificate  and a letter from the Credit  Enhancer  stating  that the Credit  Enhancer has no objection to such request from the Issuer.

(d)     The Indenture Trustee shall, at the request of the Issuer or the Depositor,  surrender the Policy to the Credit  Enhancer for  cancellation,  upon final  payment of principal of and interest on the Notes.

Section 8.06   Surrender  of  Notes  Upon  Final  Payment.  By  acceptance  of any  Note,  the
Noteholder  thereof agrees to surrender such Note to the Indenture Trustee promptly,  prior to such Noteholder's receipt of the final payment thereon.

ARTICLE IX

                                   Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders.

(a)     Without  the  consent of the  Noteholders  of any Notes but with  prior  notice to the
Rating  Agencies and the prior written  consent of the Credit  Enhancer  (which  consent shall not be unreasonably  withheld and so long as no Credit Enhancer  Default  exists),  the Issuer and the Indenture  Trustee,  when authorized by an Issuer  Request,  at any time and from time to time,  may enter into one or more  indentures  supplemental  hereto (which shall conform to the provisions of the Trust  Indenture Act as in force at the date of the execution  thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)     to correct or amplify the  description of any property at any time subject to the lien of this Indenture,  or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

(ii)    to evidence the succession,  in compliance with the applicable  provisions  hereof, of another  Person  to the  Issuer,  and the  assumption  by any  such  successor  of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the  covenants  of the  Issuer,  for the benefit of the  Noteholders  or the
        Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv)    to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture
        Trustee;

(v)     to cure any ambiguity,  to correct any error or to correct or supplement any provision herein  or in any  supplemental  indenture  that may be  inconsistent  with any  other provision herein or in any supplemental indenture;

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Indenture  or in any  supplemental  indenture;  provided,  that such action  shall not materially  and  adversely  affect  the  interests  of the  Noteholders  or the Credit
        Enhancer (as evidenced by an Opinion of Counsel);

(vii)   to  evidence  and  provide  for  the  acceptance  of the  appointment  hereunder  by a successor  trustee  with  respect  to the  Notes  and to add to or  change  any of the provisions of this  Indenture as shall be necessary to facilitate  the  administration of the trusts  hereunder by more than one  trustee,  pursuant to the  requirements  of
        Article VI; or

(viii)  to modify,  eliminate  or add to the  provisions  of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture  under TIA or under any similar federal statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture  shall be entered  into  unless the
Indenture  Trustee  shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders.

        The  Indenture  Trustee  is hereby  authorized  to join in the  execution  of any such supplemental  indenture and to make any further  appropriate  agreements and stipulations that may be therein contained.

(b)     The Issuer and the  Indenture  Trustee,  when  authorized by an Issuer  Request,  may, without the consent of any  Noteholder  but with prior  notice to the Rating  Agencies and the
Credit  Enhancer,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any provisions  to, or changing in any manner or  eliminating  any of the provisions of, this  Indenture  or of modifying  in any manner the rights of the  Noteholders  under this
Indenture;  provided,  however,  that such  action  shall not, as  evidenced  by an Opinion of
Counsel,  (i) adversely  affect in any material respect the interests of any Noteholder or the
Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02   Supplemental  Indentures  With  Consent  of  Noteholders.  The  Issuer  and the
Indenture  Trustee,  when  authorized  by an Issuer  Request,  may,  with prior  notice to the
Rating  Agencies and with the consent of the Credit  Enhancer and the  Noteholders of not less than a majority  of the Note  Balances  of each Class of Notes  affected  thereby,  by Act (as defined  in  Section  10.03  hereof)  of such  Noteholders  delivered  to the  Issuer  and the
Indenture Trustee,  enter into an indenture or indentures  supplemental hereto for the purpose of adding any provisions  to, or changing in any manner or  eliminating  any of the provisions of, this  Indenture  or of modifying  in any manner the rights of the  Noteholders  under this
Indenture;  provided,  however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a)     change the date of payment of any  installment  of  principal  of or  interest  on any
Note, or reduce the principal  amount thereof or the Note Rate thereon,  change the provisions of this Indenture  relating to the  application of collections on, or the proceeds of the sale of, the Trust  Estate to payment  of  principal  of or  interest  on the Notes,  or change any place of payment  where,  or the coin or currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute  suit for the  enforcement  of the provisions of this  Indenture  requiring  the  application  of funds  available  therefor,  as  provided  in
Article V,  to the payment of any such amount due on the Notes on or after the  respective due dates thereof;

(b)     reduce the  percentage of the Note Balances of any Class of Notes,  the consent of the
Noteholders of which is required for any such  supplemental  indenture,  or the consent of the
Noteholders  of which is required  for any waiver of  compliance  with certain  provisions  of this  Indenture or certain  defaults  hereunder  and their  consequences  provided for in this
Indenture;

(c)     modify  or  alter  the  provisions  of the  proviso  to  the  definition  of the  term
"Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(d)     reduce the  percentage of the aggregate  Note Balance of the Notes  required to direct the Indenture  Trustee to direct the Issuer to sell or liquidate the Trust Estate  pursuant to
Section 5.04;

(e)     modify any provision of this Section 9.02 except to increase any percentage  specified herein or to provide that certain  additional  provisions of this Indenture or the other Basic
Documents  cannot be modified or waived  without  the consent of the  Noteholder  of each Note affected thereby;

(f)     modify  any of the  provisions  of this  Indenture  in such  manner as to  affect  the calculation  of the amount of any  payment of  interest  or  principal  due on any Note on any
Payment  Date  (including  the  calculation  of any  of  the  individual  components  of  such calculation); or

(g)     permit the creation of any lien ranking  prior to or on a parity with the lien of this
Indenture  with respect to any part of the Trust Estate or,  except as otherwise  permitted or contemplated  herein,  terminate  the  lien of this  Indenture  on any  property  at any  time subject hereto or deprive the  Noteholder of any Note of the security  provided by the lien of this Indenture;  and provided further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

        The Indenture  Trustee may in its discretion  determine whether or not any Notes would be affected by any  supplemental  indenture  and any such  determination  shall be  conclusive upon the  Noteholders  of all Notes,  whether  theretofore  or  thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee  shall not be liable for any such  determination made in good faith.

        It shall  not be  necessary  for any Act (as  defined  in  Section  10.03  hereof)  of
Noteholders  under  this  Section  9.02  to  approve  the  particular  form  of  any  proposed supplemental  indenture,  but it shall be  sufficient  if such Act shall approve the substance thereof.

        Promptly  after  the  execution  by  the  Issuer  and  the  Indenture  Trustee  of any
supplemental  indenture  pursuant to this Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such  amendment or  supplemental  indenture  relates a notice  setting  forth in general  terms the  substance of such  supplemental  indenture.  Any failure of the  Indenture  Trustee to mail such  notice,  or any  defect  therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03   Execution  of  Supplemental   Indentures.   In  executing,  or  permitting  the
additional trusts created by, any supplemental  indenture  permitted by this Article IX or the modification  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled  to receive  and,  subject to Sections  6.01 and 6.02,  shall be fully  protected  in relying  upon,  an  Opinion  of  Counsel  stating  that  the  execution  of such  supplemental indenture is  authorized  or  permitted  by this  Indenture.  The  Indenture  Trustee may, but shall not be  obligated  to,  enter into any such  supplemental  indenture  that  affects  the
Indenture  Trustee's own rights,  duties,  liabilities  or immunities  under this Indenture or otherwise.

Section 9.04   Effect  of  Supplemental  Indenture.  Upon the  execution  of any  supplemental indenture  pursuant to the provisions  hereof,  this Indenture shall be and shall be deemed to be modified and amended in accordance  therewith with respect to the Notes  affected  thereby, and the  respective  rights,  limitations  of rights,  obligations,  duties,  liabilities  and immunities  under this  Indenture of the  Indenture  Trustee,  the Issuer and the  Noteholders
shall thereafter be determined,  exercised and enforced  hereunder  subject in all respects to such  modifications and amendments,  and all the terms and conditions of any such supplemental indenture  shall be and be deemed to be part of the terms  and  conditions  of this  Indenture for any and all purposes.

Section 9.05   Conformity  with Trust  Indenture  Act.  Every  amendment of this Indenture and every  supplemental  indenture  executed  pursuant  to this  Article IX  shall  conform to the requirements  of TIA as in effect at the time of such  amendment or supplement so long as this
Indenture shall then be qualified under TIA.

Section 9.06   Reference  in  Notes  to  Supplemental  Indentures.   Notes  authenticated  and
delivered after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required  by the  Indenture  Trustee,  shall,  bear a notation in form  approved by the
Indenture  Trustee  as to any  matter  provided  for in such  supplemental  indenture.  If the
Issuer or the Indenture  Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such  supplemental  indenture may be prepared  and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture
Trustee in exchange for Outstanding Notes.

ARTICLE X

                                        Miscellaneous

Section 10.01  Compliance Certificates and Opinions, etc.

(a)     Upon any  application  or request by the Issuer to the  Indenture  Trustee to take any action  under any  provision of this  Indenture,  the Issuer  shall  furnish to the  Indenture
Trustee and to the Credit Enhancer (i) an  Officer's  Certificate  stating that all conditions precedent,  if any,  provided for in this Indenture  relating to the proposed action have been complied with and (ii) an  Opinion of Counsel  stating that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application  or request as to which the  furnishing  of such  documents is  specifically required by any  provision of this  Indenture,  no additional  certificate  or opinion need be furnished.

        Every  certificate or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

(i)     a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)    a brief statement as to the nature and scope of the examination or investigation  upon which the statements or opinions contained in such certificate or opinion are based;

(iii)   a statement that, in the opinion of each such signatory,  such signatory has made such examination  or  investigation  as is necessary to enable such signatory to express an informed  opinion as to whether or not such  covenant or condition  has been  complied with;

(iv)    a statement as to whether,  in the opinion of each such  signatory,  such condition or covenant has been complied with; and

(v)     if the signer of such  certificate  or  opinion is  required  to be  Independent,  the statement required by the definition of the term "Independent".

(b)     (i) Prior to the deposit of any  Collateral or other  property or securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities subject to the lien of this  Indenture,  the  Issuer  shall,  in  addition  to any  obligation imposed in Section 10.01(a) or elsewhere in this Indenture,  furnish to the Indenture  Trustee an  Officer's  Certificate  certifying  or stating  the opinion of each  person  signing  such certificate  as to the fair  value  (within  90 days of such  deposit)  to the  Issuer  of the
Collateral or other property or securities to be so deposited.

(ii)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
        Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause (i)  above, the Issuer shall also deliver to the Indenture Trustee an Independent  Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such  securities  made the basis of any such withdrawal or release since the commencement of the then-current  fiscal year of the  Issuer,  as set forth in the  certificates  delivered  pursuant  to clause (i)
        above and this  clause  (ii),  is 10% or more of the  aggregate  Note  Balance  of the
        Notes,  but such a certificate need not be furnished with respect to any securities so deposited,  if the fair  value  thereof  to the  Issuer  as set  forth in the  related
        Officer's  Certificate  is less than $25,000 or less than one percent of the aggregate
        Note Balance of the Notes.

(iii)   Whenever  any  property  or  securities  are to be  released  from  the  lien  of this
        Indenture,  the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person  signing such  certificate  as to the fair value (within 90 days of such release) of the property or securities  proposed to be released and stating  that in the opinion of such person the proposed  release will not impair the  security  under this  Indenture  in  contravention  of the  provisions hereof.

(iv)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
        Certificate  certifying or stating the opinion of any signer thereof as to the matters described  in clause  (iii)  above,  the Issuer  shall also  furnish to the  Indenture
        Trustee an  Independent  Certificate  as to the same  matters if the fair value of the property or securities and of all other property,  other than property as contemplated by clause (v) below or securities  released from the lien of this Indenture  since the commencement  of the  then-current  calendar  year,  as set forth in the  certificates required  by  clause  (iii)  above and this  clause  (iv),  equals  10% or more of the aggregate  Note Balance of the Notes,  but such  certificate  need not be furnished in the case of any  release of property or  securities  if the fair value  thereof as set forth in the  related  Officer's  Certificate  is less than  $25,000  or less than one percent of the aggregate Note Balance of the Notes.

(v)     Notwithstanding  the  foregoing,   this  Section  10.01(b)  shall  not  apply  to  (A)
        collection  upon,  sales or other  dispositions of the Home Loans as and to the extent permitted or required by the Basic  Documents  or (B) the making of cash  payments out of the Note  Payment  Account as and to the extent  permitted or required by the Basic
        Documents,  so long as the Issuer shall  deliver to the  Indenture  Trustee  every six months,  commencing December 31, 2006, an Officer's  Certificate of the Issuer stating that all the  dispositions  of  Collateral  described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period,  in the case of the first such  Officer's  Certificate)  were  permitted  or  required by the Basic
        Documents  and that the proceeds  thereof were  applied in  accordance  with the Basic
        Documents.

Section 10.02  Form of Documents Delivered to Indenture Trustee.

        In any case where  several  matters are required to be certified  by, or covered by an opinion of, any specified  Person,  it is not necessary that all such matters be certified by, or covered by the opinion of, only one such  Person,  or that they be so  certified or covered by only one  document,  but one such  Person may  certify or give an opinion  with  respect to some matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based, insofar as it relates to legal matters,  upon a certificate or opinion of, or  representations by,  counsel,  unless such officer knows,  or in the exercise of reasonable  care should know, that the  certificate  or opinion or  representations  with  respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any such  certificate  of an Authorized
Officer or Opinion of Counsel may be based,  insofar as it relates to factual matters,  upon a certificate or opinion of, or  representations  by, an officer or officers of either Seller or the Issuer,  stating  that the  information  with  respect to such  factual  matters is in the possession of either Seller or the Issuer,  unless such counsel  knows,  or in the exercise of reasonable care should know, that the certificate or opinion or  representations  with respect to such matters are erroneous.

        Where any  Person is  required  to make,  give or  execute  two or more  applications, requests,  consents,  certificates,  statements,  opinions  or other  instruments  under  this
Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this  Indenture,  in connection  with any  application  or  certificate or report to the  Indenture  Trustee,  it is provided  that the Issuer shall deliver any document as a  condition  of  the  granting  of  such  application,  or as  evidence  of  the  Issuer's compliance  with any term hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective  date of such  certificate or report (as the case may be),  of the facts and  opinions  stated in such  document  shall in such case be conditions  precedent  to the right of the Issuer to have such  application  granted or to the sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03  Acts of Noteholders.

(a)     Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action  provided by this Indenture to be given or taken by Noteholders  may be embodied in and evidenced  by  one  or  more  instruments  of  substantially  similar  tenor  signed  by  such
Noteholders in person or by agents duly appointed in writing;  and except as herein  otherwise expressly  provided such action shall become  effective  when such  instrument or  instruments are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the
Issuer.  Such  instrument  or  instruments  (and the action  embodied  therein  and  evidenced thereby)  are  herein  sometimes  referred  to as the "Act" of the  Noteholders  signing  such instrument  or  instruments.  Proof  of  execution  of any  such  instrument  or of a  writing appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

(b)     The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Register.

(d)     Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action by the  Noteholder of any Note shall bind the  Noteholder of every Note issued upon the registration  thereof or in  exchange  therefor  or in lieu  thereof,  in respect of  anything done,  omitted or  suffered  to be done by the  Indenture  Trustee  or the Issuer in  reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04  Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Credit  Enhancer and Rating
Agencies. Any request,  demand,  authorization,  direction,  notice, consent, waiver or Act of
Noteholders or other  documents  provided or permitted by this  Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of
Noteholders is to be made upon, given or furnished to or filed with:

(a)     the  Indenture  Trustee by any  Noteholder  or by the Issuer shall be  sufficient  for every  purpose  hereunder  if  made,  given,  furnished  or filed  in  writing  to or with the
Indenture  Trustee at its  Corporate  Trust Office with a copy to JP Morgan Chase Bank,  N.A.,
227 W. Monroe Street, 26th Floor,  Chicago,  Illinois 60606 - GMACM 2006-HLTV1.  The Indenture
Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(b)     the Issuer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose  hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer addressed  to:  GMACM  Home Loan Trust  2006-HLTV1,  in care of the Owner  Trustee,  or at any other  address  previously  furnished in writing to the Indenture  Trustee by the Issuer.  The
Issuer  shall  promptly  transmit  any  notice  received  by it from  the  Noteholders  to the
Indenture Trustee, or

(c)     the Credit Enhancer by the Issuer,  the Indenture  Trustee or by any Noteholders shall be  sufficient  for every  purpose  hereunder  to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to: Financial  Guaranty  Insurance  Company,
125  Park  Avenue,  6th  Floor,  New  York,  New York  10017,  Attention:  Structured  Finance
Surveillance  (GMACM  Home Loan Trust  2006-HLTV1),  telecopier  number  (212)  312-3220.  The
Credit  Enhancer  shall  promptly  transmit  any notice  received by it from the  Issuer,  the
Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices  required  to be given to the Rating  Agencies by the  Issuer,  the  Indenture
Trustee  or the  Owner  Trustee  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  to (i) in the case of Moody's,  at the following address:  Moody's Investors Service,  Inc., ABS Monitoring  Department,  99 Church Street, New
York,  New York 10007 and  (ii) in the case of Standard & Poor's,  at the  following  address:
Standard & Poor's,  26  Broadway  15th  Floor,  New York,  New York  10004,  Attention:  Asset
Backed  Surveillance;  or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

Section 10.05  Notices to  Noteholders;  Waiver.  Where this Indenture  provides for notice to
Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein
expressly  provided)  if  in  writing  and  mailed,  first-class,   postage  prepaid  to  each
Noteholder  affected  by such  event,  at such  Person's  address  as it  appears  on the Note
Register,  not later than the latest date, and not earlier than the earliest date,  prescribed for the giving of such  notice.  In any case  where  notice to  Noteholders  is given by mail, neither  the  failure  to mail  such  notice  nor any  defect  in any  notice so mailed to any particular  Noteholder  shall  affect the  sufficiency  of such notice  with  respect to other
Noteholders,  and any notice that is mailed in the manner herein  provided shall  conclusively be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

        Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the  equivalent of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such filing shall not be a condition  precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the  suspension of regular mail service as a result of a strike, work  stoppage or similar  activity,  it shall be  impractical  to mail notice of any event to
Noteholders  when such  notice is  required  to be given  pursuant  to any  provision  of this
Indenture,  then any manner of giving such notice as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice  shall not affect any other  rights or  obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

Section 10.06  Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision  of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any agreement with any Noteholder  providing for a method of payment,  or notice by the Indenture Trustee to such  Noteholder,  that is different from the methods  provided for in this Indenture for such payments or notices.  The Issuer shall  furnish to the  Indenture  Trustee a copy of each such agreement  and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

Section 10.07  Conflict with Trust  Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIAss.ss. 310  through 317 that impose duties on any Person  (including the  provisions  automatically  deemed  included  herein  unless  expressly  excluded  by this
Indenture)  are a part of and  govern  this  Indenture,  whether or not  physically  contained herein.

Section 10.08  Effect  of  Headings.   The  Article  and  Section   headings  herein  are  for
convenience only and shall not affect the construction hereof.

Section 10.09  Successors  and Assigns.  All  covenants and  agreements in this  Indenture and the Notes by the Issuer shall bind its  successors  and assigns,  whether so expressed or not.
All  agreements  of the  Indenture  Trustee  in this  Indenture  shall  bind  its  successors, co-trustees and agents.

Section 10.10  Severability.  In case any  provision  in this  Indenture or in the Notes shall be held invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11  Benefits of Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall  give to any  Person,  other  than the  parties  hereto  and their  successors hereunder,  and the Noteholders,  the Credit Enhancer,  and any other party secured hereunder, and any other Person with an ownership  interest in any part of the Trust Estate,  any benefit or any legal or equitable  right,  remedy or claim under this  Indenture.  The Credit Enhancer shall be a third party beneficiary of this Agreement.

Section 10.12  Legal  Holidays.  In any case where the date on which any  payment is due shall not be a  Business  Day,  then  (notwithstanding  any  other  provision  of the  Notes or this
Indenture)  payment  need not be made on such  date,  but may be made on the  next  succeeding
Business  Day with the same  force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13  GOVERNING  LAW. THIS INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW  YORK,  WITHOUT  REFERENCE  TO ITS  CONFLICTS  OF LAW  PROVISIONS  (EXCEPT
SECTIONS 5-1401  and  5-102 OF THE NEW YORK  GENERAL  OBLIGATION  LAW),  AND THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN  ACCORDANCE  WITH SUCH
LAWS.

Section 10.14  Counterparts.  This  Indenture  may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 10.15  Recording  of  Indenture.  If this  Indenture  is subject to  recording  in any appropriate  public recording  offices,  such recording is to be effected by the Issuer and at its  expense  accompanied  by an  Opinion  of  Counsel  (which  counsel  shall  be  reasonably acceptable to the  Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection  of the  Noteholders  or any other  Person  secured  hereunder  or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16  Issuer  Obligation.  No recourse  may be taken,  directly or  indirectly,  with respect to the  obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the
Notes or under this  Indenture or any  certificate  or other  writing  delivered in connection herewith  or  therewith,  against  (i) the  Indenture  Trustee  or the  Owner  Trustee  in its
individual  capacity,  (ii) any  owner of a  beneficial  interest  in the Issuer or  (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed (it being  understood  that the  Indenture  Trustee and the
Owner  Trustee  have no such  obligations  in their  respective  individual  capacities),  and except  that any such  partner,  owner or  beneficiary  shall be fully  liable,  to the extent
provided  by  applicable  law,  for  any  unpaid   consideration  for  stock,  unpaid  capital
contribution  or  failure  to pay any  installment  or call  owing  to  such  entity.  For all purposes of this  Indenture,  in the  performance  of any duties or  obligations of the Issuer hereunder,  the Owner  Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17  No Petition.  The Indenture Trustee, by entering into this Indenture,  and each
Noteholder,  by its acceptance of a Note,  hereby covenant and agree that they will not at any time institute  against the Depositor or the Issuer,  or join in any  institution  against the
Depositor  or the  Issuer of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any  United  States  federal  or state bankruptcy  or similar law in  connection  with any  obligations  relating to the Notes,  this
Indenture or any of the other Basic Documents.

Section 10.18  Inspection.  The Issuer  agrees that,  on  reasonable  prior  notice,  it shall permit any  representative  of the  Indenture  Trustee,  during the Issuer's  normal  business hours, to examine all the books of account,  records,  reports and other papers of the Issuer, to make  copies and  extracts  therefrom,  to cause  such  books to be audited by  Independent certified  public  accountants,  and to discuss the  Issuer's  affairs,  finances and accounts with the Issuer's officers,  employees,  and Independent certified public accountants,  all at such  reasonable  times and as often as may be reasonably  requested.  The  Indenture  Trustee shall and shall cause its  representatives  to hold in confidence all such information  except to the  extent  disclosure  may be  required  by law  (and  all  reasonable  applications  for confidential  treatment are  unavailing)  and except to the extent that the Indenture  Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            GMACM HOME LOAN TRUST 2006-HLTV1,
                                              as Issuer

                                            By:  WILMINGTON TRUST COMPANY, not in its
                                                 individual capacity but solely as Owner
                                                 Trustee

                                            By: ____________________________________________
                                                 Name:
                                                 Title:

                                            JPMORGAN CHASE BANK, National Association, as
                                            Indenture Trustee

                                            By:
                                                 Name:
                                                 Title:

JPMORGAN CHASE BANK, National Association,
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:  ______________________________________
        Name:
        Title:

STATE OF                            )
                                    )       ss.:
COUNTY OF                           )

        On this ___ day of March 2006, before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of Wilmington Trust Company, the Owner Trustee, one of the
corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               Notary Public

Acknowledgements

STATE OF _______________     )
                                    ) ss.:
COUNTY OF _____________      )

        On this ___ day of March 2006, before me personally appeared __________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________; that he is the ___________ of JPMorgan Chase Bank, National Association, as Indenture Trustee,
one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               Notary Public

NOTORIAL SEAL

                                          EXHIBIT A
                                        FORM OF NOTES

UNLESS  THIS  NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.
OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON
THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE DEPOSITOR,  THE
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR GMAC MORTGAGE  GROUP,  INC. OR ANY OF
THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED IN THE  INDENTURE  OR THE OTHER
BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE  REPRESENTED  THAT THE  ACQUISITION  OF THIS NOTE BY
THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF
ERISA OR  SECTION  4975 OF THE CODE,  FOR WHICH NO  STATUTORY,  REGULATORY  OR  ADMINISTRATIVE
EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2006-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-[ ]

Registered                                                       Initial Note Balance:
                                                                 $[  ]

No. [  ]                                                         Note Rate:[   ]%

                                                                 CUSIP NO. [  ]

        GMACM Home Loan Trust 2006-HLTV1,  a statutory trust duly organized and existing under the laws of the State of Delaware  (herein  referred to as the "Issuer"),  for value received, hereby  promises to pay to Cede & Co. or its  registered  assigns,  the  principal  sum of [ ]
($[ ]),  payable on each Payment  Date in an amount  equal to the pro rata  portion  allocable hereto  (based on the Initial  Note  Balance  specified  above and the Initial Note Balance of all  Class A-[  ] Notes)  of the  aggregate  amount,  if any,  payable  from the Note  Payment
Account in respect of principal  of the  Class A-[ ] Notes (the  "Notes")  pursuant to Section
3.05 of the  indenture  dated as of March 30, 2006 (the  "Indenture"),  between the Issuer and
JPMorgan Chase Bank,  National  Association,  as indenture trustee (the "Indenture  Trustee");
provided,  however,  that the  entire  unpaid  principal  amount of this Note shall be due and payable on the Payment Date in [December  2029],  to the extent not previously paid on a prior
Payment  Date.  Capitalized  terms used herein that are not  otherwise  defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid  monthly on each  Payment Date at the Note Rate for the  related  Interest  Period.  The Note Rate for this Note will be [an  adjustable  rate] [a fixed rate  equal to [ ]% per annum.  [Notwithstanding  the  foregoing,  the Note Rate on this
Note will increase by 0.50% to [ ]% per annum  beginning with the second  Interest  Period for the Class A-5  Notes  commencing  after the first Payment Date on which the Principal  Balance of the Home Loans is less than 10% of the initial  Pool  Balance.]  Interest on this Note will accrue for each  Payment  Date during the  calendar  month  preceding  the month in which such
Payment Date  occurs.  [Interest  will be computed on the basis of a 360-day  year  consisting of twelve 30 day  months.]  [Interest  will be computed on the basis of a year of 360 days and the actual number of days elapsed in the related interest  period.]  Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal  of and  interest  on this Note are  payable in such coin or currency of the
United  States of America as at the time of payment is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied first to  interest  due and  payable  on this Note as  provided  above and then to the  unpaid principal of this Note.

        Unless the  certificate  of  authentication  hereon has been executed by the Indenture
Trustee whose name appears below by manual  signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof,  or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer,  designated as its
GMACM Home Loan-Backed Term Notes,  Series  2006-HLTV1 (the "Series  2006-HLTV1  Notes"),  all
issued  under the  Indenture,  to which  Indenture  and all  indentures  supplemental  thereto reference is hereby made for a statement of the respective  rights and obligations  thereunder of the Issuer,  the Indenture  Trustee and the  Noteholders  of the Series  2006-HLTV1  Notes.
The Series 2006-HLTV1 Notes are subject to all terms of the Indenture.

        The  Series  2006-HLTV1  Notes are and will be  equally  and  ratably  secured  by the collateral pledged as security therefor as provided in the Indenture.

        This Note is entitled to the benefits of an irrevocable  and  unconditional  financial guaranty  insurance  policy  issued by  Financial  Guaranty  Insurance  Company  (the  "Credit
Enhancer").

        Principal  of and  interest  on this  Note  will be  payable  on  each  Payment  Date, commencing  on April 25,  2006,  as  described  in the  Indenture.  "Payment  Date"  means the twenty-fifth  day of each  month,  or, if any such date is not a Business  Day,  then the next succeeding Business Day.

        The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in [December  2029] pursuant to the  Indenture,  to the extent not previously paid on a prior  Payment Date.  Notwithstanding  the  foregoing,  if an Event of Default shall have  occurred and be  continuing,  then the  Indenture  Trustee,  the Credit  Enhancer or the
Noteholders  of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes,  with the consent of the Credit  Enhancer,  may declare the Notes to be immediately due and  payable in the  manner  provided  in Section  5.02 of the  Indenture.  All  principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually  paid or duly  provided for by the Issuer on the  applicable  Payment Date shall be paid to the related  Noteholder on the  preceding  Record Date, by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture  Trustee as of the  preceding  Record  Date  or,  if no  such  instructions  have  been  delivered  to the
Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such
Noteholder on such Payment Date pursuant to such Noteholder's Notes;  provided,  however, that the Indenture  Trustee  shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder  by the Code.  Any  reduction  in the  principal  amount of this  Note  (or  any one or more  predecessor  Notes)  effected  by any  payments  made on any
Payment  Date  shall be  binding  upon all  future  Noteholders  of this  Note and of any Note issued upon the  registration  of transfer  hereof or in  exchange  hereof or in lieu  hereof, whether or not noted  hereon.  If funds are  expected  to be  available,  as  provided  in the
Indenture,  for payment in full of the then remaining  unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding such Payment Date by notice  mailed or  transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture  and subject to certain  limitations  set forth  therein, the transfer of this Note may be registered  on the Note Register upon  surrender of this Note for  registration  of transfer at the Corporate  Trust Office of the Indenture  Trustee,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the
Indenture Trustee duly executed by, the Noteholder  hereof or such Noteholder's  attorney duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution"
meeting the  requirements  of the Note Registrar,  which  requirements  include  membership or participation in the Securities  Transfer Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,  STAMP,  all in accordance  with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal  amount will be issued to the  designated  transferee  or  transferees.  No service  charge will be charged for any  registration  of  transfer or exchange  of this Note,  but the Note  Registrar  shall require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each  Noteholder or Beneficial  Owner of a Note, by its  acceptance of a Note,  or, in the case of a  Beneficial  Owner of a Note,  a beneficial  interest in a Note,  covenants  and agrees  that  no  recourse  may  be  taken,  directly  or  indirectly,  with  respect  to  the obligations of the Issuer,  the Owner  Trustee,  the Sellers,  the Servicer,  the Depositor or
the  Indenture  Trustee  on the  Notes or under  the  Indenture  or any  certificate  or other writing  delivered in connection  therewith,  against (i) the  Indenture  Trustee or the Owner
Trustee in its individual  capacity,  (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed  and except  that any such  partner,  owner or  beneficiary shall be fully liable,  to the extent provided by applicable law for any unpaid  consideration for stock,  unpaid  capital  contribution  or failure to pay any  installment or call owing to such entity.

        Each Noteholder or Beneficial  Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture that such  Noteholder or Beneficial  Owner will not at any  time  institute  against  the  Depositor  or the  Issuer,  or join in any  institution against  the  Depositor  or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any  obligations  relating to the Notes,  the Indenture or the other Basic Documents.

        The Issuer has entered into the  Indenture  and this Note is issued with the intention that, for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes  will  qualify  as  indebtedness  of the  Issuer.  Each  Noteholder  of a  Note,  by its
acceptance of a Note (and each  Beneficial  Owner of a Note by its  acceptance of a beneficial interest in a Note),  agrees to treat the Notes for federal,  state and local  income,  single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee  and any agent of the Issuer or the  Indenture  Trustee  may treat the
Person in the name of which this Note is registered (as of the day of  determination  or as of such other date as may be specified in the  Indenture)  as the owner hereof for all  purposes, whether or not this Note be overdue,  and none of the  Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.

        The  Indenture  permits,  with certain  exceptions  therein  provided,  the  amendment thereof and the  modification  of the rights and  obligations  of the Issuer and the Indenture
Trustee and the rights of the Noteholders of the Series  2006-HLTV1  Notes under the Indenture at any time by the Issuer and the  Indenture  Trustee with the consent of the Credit  Enhancer and the  Noteholders  of Notes  representing  a majority of the aggregate  Note Balance of the
Notes then  Outstanding  and with prior  notice to the Rating  Agencies.  The  Indenture  also contains  provisions  permitting the Noteholders of Notes representing  specified  percentages of the Note  Balances of the Series  2006-HLTV1  Notes,  on behalf of the  Noteholders  of all
Series  2006-HLTV1  Notes,  to waive  compliance by the Issuer with certain  provisions of the
Indenture and certain past  defaults  under the  Indenture  and their  consequences.  Any such consent  or  waiver by the  Noteholder  of this  Note (or any one of more  predecessor  Notes)
shall be conclusive and binding upon such  Noteholder and upon all future  Noteholders of this
Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not  notation of such  consent or waiver is made upon this Note.
The  Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive  certain terms and  conditions  set forth in the Indenture  without the consent of  Noteholders  of the
Series  2006-HLTV1  Notes issued  thereunder but with prior notice to the Rating  Agencies and the Credit Enhancer.

        The term  "Issuer" as used in this Note includes any successor to the Issuer under the
Indenture.

        The Issuer is permitted by the  Indenture,  under certain  circumstances,  to merge or consolidate,  subject to the rights of the  Indenture  Trustee  and the  Noteholders  of Notes
under the Indenture.

        The Notes are issuable only in  registered  form in  denominations  as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the  Indenture  shall be  construed in  accordance  with the laws of the
State  of  New  York,  without  reference  to  its  conflicts  of  law  provisions,   and  the
obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

        No  reference  herein  to the  Indenture  and no  provision  of  this  Note  or of the
Indenture  shall  alter  or  impair  the  obligation  of the  Issuer,  which is  absolute  and unconditional,  to pay the  principal  of and  interest  on this Note at the times,  place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary  notwithstanding,  except as expressly provided in the
Basic Documents,  none of Wilmington Trust Company in its individual capacity,  JPMorgan Chase
Bank, National  Association,  in its individual  capacity,  any owner of a beneficial interest in  the  Issuer,  or  any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees  or  successors  or assigns  shall be  personally  liable for, nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or the  performance  of,  or  the  failure  to  perform,  any of the  covenants,  obligations  or indemnifications  contained in the  Indenture.  The Noteholder of this Note, by its acceptance hereof,  agrees that, except as expressly  provided in the Basic Documents,  in the case of an
Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained  in the
Indenture or in this Note.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on behalf  of the  Issuer  and not in its individual capacity, has caused this Note to be duly executed.

                                            GMACM HOME LOAN TRUST 2006-HLTV1

                                            By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                                 individual   capacity  but  solely  as  Owner
                                                 Trustee

Dated:  March 30, 2006

                                            By:    ____________________________________________
                                                          Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                            JPMORGAN CHASE BANK, National Association, not in
                                            its individual capacity
                                            but solely as Indenture Trustee

Dated: March 30, 2006

                                            By:  __________________________________________
                                                          Authorized Signatory

                                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 _________________________________________________________________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

___________________________,   attorney,   to  transfer  said  Note  on  the  books  kept  for
registration thereof, with full power of substitution in the premises.

Dated: _______________________

                                            __________________________________________*/
                                            Signature Guaranteed:

_____________________

*       NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                                    APPENDIX A

                                         DEFINITIONS

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of a Person,  directly or indirectly,  whether through  ownership  of voting  securities,  by contract or  otherwise  and  "controlling"  and
"controlled" shall have meanings correlative to the foregoing.

        Appraised  Value:  With  respect to any  Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such  Mortgaged  Property used to establish  compliance with the  underwriting  criteria then in effect in  connection  with the  application  for the
Home Loan  secured by such  Mortgaged  Property,  or (y) if the sales price of such  Mortgaged
Property was  considered  in  accordance  with the  underwriting  criteria  applicable  to the related Home Loan,  the lesser of (i) the  appraised  value  referred to in (x) above and (ii)
the sales price of such Mortgaged Property.

        Assignment  of  Mortgage:  With  respect to any  Mortgage,  an  assignment,  notice of transfer or  equivalent  instrument,  in  recordable  form,  sufficient  under the laws of the jurisdiction in which the related  Mortgaged  Property is located to reflect the conveyance of such Mortgage,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket  assignments  covering  Mortgages secured by Mortgaged  Properties located in the same jurisdiction.

        Authorized   Newspaper:   A  newspaper  of  general  circulation  in  the  Borough  of
Manhattan,  The City of New York,  printed in the English  language and customarily  published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized  Officer:  With respect to the Issuer, any officer of the Owner Trustee who is  authorized  to act for the Owner  Trustee  in  matters  relating  to the Issuer and who is identified  on the  list  of  Authorized  Officers  delivered  by  the  Owner  Trustee  to the
Indenture  Trustee on the  Closing  Date (as such list may be modified  or  supplemented  from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basic  Documents:  The Trust Agreement,  the Indenture,  the Purchase  Agreement,  the
Insurance  Agreement,  the Policy, the Servicing  Agreement,  the Custodial  Agreement and the
other documents and certificates delivered in connection with any of the above.

        Beneficial  Owner:  With respect to any Note, the Person who is the  beneficial  owner of such  Note as  reflected  on the  books  of the  Depository  or on the  books  of a  Person maintaining  an  account  with  such  Depository  (directly  as a  Depository  Participant  or
indirectly  through  a  Depository   Participant,   in  accordance  with  the  rules  of  such
Depository).

        Billing  Cycle:  With  respect  to any Home  Loan and Due  Date,  the  calendar  month preceding such Due Date.

        Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made  through book  entries by the  Depository  as described in Section 4.06 of the Indenture.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York,  Pennsylvania,  Delaware or the State in which the Corporate Trust Office is located are required or authorized by law to be closed.

        Certificate Balance:  With respect to any Payment Date and any Certificate,  an amount equal to the then applicable  Certificate  Percentage Interest of such Certificate  multiplied by the Overcollateralization Amount.

        Certificate   Distribution   Amount:  For  any  Payment  Date,  the  amount,  if  any,
distributable  on the  Certificates  for such Payment Date pursuant to Section  3.05(a)(ix) of the Indenture.

        Certificate  of Trust:  The  Certificate  of Trust  filed for the  Trust  pursuant  to
Section 3810(a) of the Statutory Trust Statute.

        Certificate  Paying Agent:  The  Indenture  Trustee,  as further  described in Section
3.10 of the Trust Agreement.

        Certificate   Percentage   Interest:   With  respect  to  any  Payment  Date  and  any
Certificate, the Percentage Interest for such Certificate.

        Certificate  Register:  The register maintained by the Certificate  Registrar in which the  Certificate  Registrar  shall  provide  for  the  registration  of  Certificates  and  of transfers and exchanges of Certificates.

        Certificate  Registrar:   Initially,   the  Indenture  Trustee,  in  its  capacity  as
Certificate Registrar.

        Certificateholder:  The  Person  in whose  name a  Certificate  is  registered  in the
Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the
Owner  Trustee  or  the  Indenture  Trustee  or any  Affiliate  of the  Owner  Trustee  or the
Indenture  Trustee shall be deemed not to be outstanding  and the  registered  holder will not be considered a Certificateholder for purposes of giving any request,  demand,  authorization, direction,  notice,  consent or waiver under the  Indenture or the Trust  Agreement;  provided that, in  determining  whether the  Indenture  Trustee or the Owner Trustee shall be protected in  relying  upon any such  request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture  Trustee or the Owner  Trustee knows to be so owned shall be so  disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee  establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such  Certificates  and that the pledgee is not the Issuer,  any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

        Certificates:  The  certificates in  substantially  the form set forth in Exhibit A to the Trust Agreement.

        Class:  With  respect to any Note,  all Notes  that bear the same  class  designation,
(i.e.,  the Class A-1  Notes as a group,  the Class A-2 Notes as a group,  the Class A-3 Notes as a group or the Class A-4 Notes as a group).

        Class A-1 Notes:  The GMACM Home  Loan-Backed  Term Notes,  Series  2006-HLTV1,  Class
A-1, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-2 Notes:  The GMACM Home  Loan-Backed  Term Notes,  Series  2006-HLTV1,  Class
A-2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-3 Notes:  The GMACM Home  Loan-Backed  Term Notes,  Series  2006-HLTV1,  Class
A-3, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-4 Notes:  The GMACM Home  Loan-Backed  Term Notes,  Series  2006-HLTV1,  Class
A-4, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-5 Notes:  The GMACM Home  Loan-Backed  Term Notes,  Series  2006-HLTV1,  Class
A-5, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Closing Date: March 30, 2006.

        Code:  The Internal  Revenue Code of 1986, as amended,  and the rules and  regulations promulgated thereunder.

        Collateral:  The meaning specified in the Granting Clause of the Indenture.

        Collection  Period:  With  respect to any Home Loan and  Payment  Date,  the  calendar month preceding the month of any such Payment Date.

        Collections:  With respect to any  Collection  Period,  all Interest  Collections  and
Principal Collections during such Collection Period.

        Combined  Loan-to-Value  Ratio or CLTV:  With  respect to each Home  Loan,  the ratio, expressed as a percentage,  of the sum of (i) the initial  principal balance of such Home Loan and (ii) any  outstanding  principal  balance,  at origination of such Home Loan, of all other mortgage  loans,  if any,  secured by senior or  subordinate  liens on the  related  Mortgaged
Property, to the Appraised Value, or, when not available, the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Corporate  Trust  Office:   With  respect  to  the  Indenture   Trustee,   Certificate
Registrar,  Certificate  Paying Agent and Paying Agent,  the principal  corporate trust office of the  Indenture  Trustee and Note  Registrar at which at any  particular  time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this instrument is located at 4 New York Plaza,  6th Floor,  New York,  New York 10004,  Attention:
Worldwide  Securities  Services/Structure  Finance  Services GMACM,  Series  2006-HLTV1.  With
respect to the Owner  Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any  particular  time its  corporate  trust  business  shall be  administered,  which office at the date of the  execution  of this Trust  Agreement  is  located  at Rodney  Square
North,  1100 North Market Street,  Wilmington,  Delaware  19890,  Attention:  Corporate  Trust
Administration.

        Credit Enhancer:  Financial Guaranty Insurance  Corporation,  any successor thereto or any replacement Credit Enhancer substituted pursuant to the Indenture.

        Credit  Enhancer  Default:  Any  failure  by the  Credit  Enhancer  to make a  payment required under the Policy in accordance with its terms.

        Custodial  Account:  The account or accounts  created and  maintained  by the Servicer pursuant to Section  3.02(b) of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Loans.

        Custodial  Agreement:  Any  Custodial  Agreement  among the  Custodian,  the Indenture
Trustee,  the  Issuer  and the  Servicer  relating  to the  custody  of the Home Loans and the
Related Documents.

        Custodian:  GMAC Bank, and its successors and assigns,  or any successor custodian for the Mortgage  Files  appointed  by the  Indenture  Trustee and  reasonably  acceptable  to the
Credit Enhancer and the Servicer.

        Cut-Off Date:  March 1, 2006.

        Cut-Off Date Principal  Balance:  With respect to any Home Loan, the unpaid  principal balance  thereof as of the close of business on the last day of the Billing Cycle  immediately prior to the Cut-Off Date.

        Default:  Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

        Deficiency  Amount:  With  respect to the Notes and any Payment  Date,  an amount,  if any, equal to the sum of (i) the  excess,  if any, of (A)(1) the  aggregate  amount of accrued interest  on the Notes on that  Payment  Date  less  (2) any  Relief  Act  Shortfalls  and any prepayment  interest  shortfalls on the Home Loans during the related Collection Period,  over
(B) the amount on deposit in the Note Payment Account  available for interest  payments on the notes on that payment date,  (ii) the  principal  portion of any Liquidation  Loss Amount,  to the extent not distributed as part of the Liquidation Loss  Distribution  Amount or covered by a reduction  of the  Overcollateralization  Amount and  (iii) on  the Final  Payment  Date the
aggregate  outstanding  Note Balance of each class of Notes after  giving  effect to all other payments of principal on the Notes on the Final  Payment Date from all sources  other than the
Policy.

        Deficient  Valuation:  With  respect  to any  Home  Loan,  a  valuation  by a court of competent  jurisdiction  of the  related  Mortgaged  Property  in an amount less than the then outstanding  indebtedness  under such Home Loan,  or any  reduction in the amount of principal to be paid in connection with any scheduled  payment that constitutes a permanent  forgiveness of principal,  which  valuation or reduction  results from a proceeding  under the  Bankruptcy
Code.

        Definitive  Notes:  Any  definitive,  fully  registered  Note, as described in Section
4.06 of the Indenture.

        Deleted  Loan:  A Home Loan  replaced  or to be replaced  with an Eligible  Substitute
Loan.

        Depositor:  Residential Asset Mortgage Products, Inc., a Delaware corporation,  or its successor in interest.

        Depository:  The  Depository  Trust Company or a successor  appointed by the Indenture
Trustee  with  the  approval  of the  Issuer.  Any  successor  to the  Depository  shall be an organization  registered  as a "clearing  agency"  pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

        Depository  Participant:  A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination  Date:  With respect to any Payment  Date,  the 20th day of the month in which such  Payment  Date  occurs or if such day is not a Business  Day,  the next  succeeding
Business Day.

        Distribution   Account:  The  account  or  accounts  created  and  maintained  by  the
Certificate   Paying  Agent  pursuant  to  Section  3.10(c)  of  the  Trust   Agreement.   The
Certificate  Paying  Agent  will make all  distributions  on the  Certificates  from  money on deposit in the Distribution Account.

        Due Date:  With  respect  to the Home  Loans,  the date on which the  Monthly  Payment thereon is due in accordance with the terms of the related Mortgage Note.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the  short-term  debt  obligations  of which  have been rated by each
Rating Agency in its highest rating  category  available,  or (ii) an account or accounts in a depository  institution in which such accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each
Rating Agency,  as evidenced in writing,  be maintained  such that (as evidenced by an Opinion of Counsel  delivered to the Indenture  Trustee and each Rating Agency) the Indenture  Trustee have a claim  with  respect  to the  funds  in such  account  or a  perfected  first  security interest  against any collateral  (which shall be limited to Permitted  Investments)  securing such funds that is superior to claims of any other  depositors or creditors of the  depository institution  with  which  such  account  is  maintained,  or  (iii)  an  account  or  accounts maintained  with a depository  institution  or trust company,  as long as its short-term  debt obligations  are rated P-1 by Moody's  and A-1+ by  Standard & Poor's (or the  equivalent)  or better by each Rating Agency,  and its long term debt  obligations are rated A2 by Moody's and
AA- by  Standard & Poor's  (or the  equivalent)  or better by each  Rating  Agency,  or (iv) a segregated  trust  account  or  accounts  maintained  in the  corporate  trust  division  of a depository  institution or trust company,  acting in its fiduciary capacity, or (v) an account or accounts of a depository  institution  acceptable  to each Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such  account will not cause a Rating Event (if determined without regard to the Policy)).

        Eligible  Substitute  Loan: A Home Loan  substituted  by either  Seller or GMACM for a
Deleted  Loan,  which must,  on the date of such  substitution,  as  confirmed in an Officer's
Certificate  delivered to the Indenture  Trustee,  (i) have an outstanding  principal balance, after  deduction  of the  principal  portion  of the  monthly  payment  due  in the  month  of substitution  (or in the case of a  substitution  of more  than one  Home  Loan for a  Deleted
Loan, an aggregate  outstanding  principal  balance,  after such deduction),  not in excess of the  outstanding  principal  balance of the Deleted  Loan (the amount of any  shortfall  to be deposited by such Seller in the Custodial Account in the month of  substitution);  (ii) comply with  each  representation  and  warranty  made by GMACM set  forth in  Section  3.1(b) of the
Purchase  Agreement,  other  than  clauses  (viii),  (xiii),  (xiv),  (xxiv),  (xxi),  (xxiv),
(xxv)(B),  (xxvi) and  (xxvii),  in the case of an Eligible  Substitute  Loan  substituted  by
GMACM,  and  comply  with the  representations  and  warranties  made by WG Trust set forth in
Section 3.1(d)  of the  Purchase  Agreement,  in  the  case  of an  Eligible  Substitute  Loan substituted by WG Trust, as of the date of  substitution;  (iii) have a Loan Rate and Net Loan
Rate no lower  than and not more  than 1% per  annum  higher  than the Loan  Rate and Net Loan
Rate,  respectively,  of the Deleted Loan as of the date of substitution;  (iv) have a CLTV at the  time  of  substitution  no  higher  than  that  of  the  Deleted  Loan  at  the  time  of substitution;  (v) have a remaining  term to stated  maturity  not greater  than (and not more than one year less than) that of the  Deleted  Loan;  (vi) not  cause the  percentage  of Home
Loans that are REMIC  Ineligible  Loans  (calculated  by Cut-off Date Loan Balance) to be less than 65%; and (vii) not be 30 days or more delinquent.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  With  respect to the  Indenture,  any one of the  following  events
(whatever  the  reason  for such  Event of  Default  and  whether  it  shall be  voluntary  or involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)     a default in the payment of the principal of, any  installment  of the principal of or interest on any Note when the same  becomes due and payable,  and such  default  shall continue for a period of five (5) days;

(b)     there occurs a default in the  observance or  performance  in any material  respect of any covenant or agreement of the Issuer made in the Indenture,  or any  representation or  warranty  of the Issuer  made in the  Indenture  or in any  certificate  delivered pursuant  hereto or in  connection  herewith  proving  to have been  incorrect  in any material  respect  as of the time  when the  same  shall  have  been  made  that has a material  adverse effect on the Noteholders or the Credit  Enhancer,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty  was  incorrect  shall not have been  eliminated  or otherwise  cured,  for a period of 30 days  after  there  shall  have been  given,  by registered or certified mail, to the Issuer by the Indenture  Trustee or to the Issuer
        and the Indenture  Trustee by the Credit  Enhancer or the  Noteholders of at least 25%
        of the aggregate Note Balance of the Notes, a written notice  specifying  such default or incorrect  representation  or warranty and  requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c)     there  occurs  the  filing  of  a  decree  or  order  for  relief  by a  court  having jurisdiction in the premises in respect of the Issuer or any  substantial  part of the
        Trust Estate in an involuntary case under any applicable  federal or state bankruptcy, insolvency or other similar law now or hereafter in effect,  or appointing a receiver, liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official of the
        Issuer or for any substantial part of the Trust Estate,  or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain  unstayed and in effect for a period of 60 consecutive days; or

(d)     there occurs the  commencement  by the Issuer of a voluntary case under any applicable federal or state  bankruptcy,  insolvency  or other  similar law now or  hereafter  in effect,  or the  consent  by the  Issuer  to the  entry of an order  for  relief in an involuntary  case under any such law, or the consent by the Issuer to the  appointment or  taking  possession  by  a  receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official  of the Issuer or for any  substantial  part of the assets of the Trust Estate, or the making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts  become  due, or the taking of any action by the Issuer in  furtherance  of any of the foregoing.

        Exchange  Act:  The  Securities  Exchange Act of 1934,  as amended,  and the rules and regulations promulgated thereunder.

        Existing Lien:  The meaning specified in Section 3.05 of the Servicing Agreement.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

        Fannie Mae: Fannie Mae,  formerly the Federal National  Mortgage  Association,  or any
successor thereto.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        Final Payment Date:  The Payment Date in October 2029.

        Fiscal  Year:  The fiscal  year of the Trust,  which  shall end on December 31 of each year.

        Foreclosure  Profit:  With respect to a Liquidated  Home Loan, the amount,  if any, by which (i) the aggregate of Liquidation  Proceeds net of Liquidation  Expenses exceeds (ii) the
Principal  Balance of such Liquidated  Home Loan (plus accrued and unpaid interest  thereon at the  applicable  Loan Rate from the date interest was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the  final  recovery  of the  related
Liquidation Proceeds.

        Freddie Mac:  Freddie Mac,  formerly the Federal Home Loan  Mortgage  Corporation,  or any successor thereto.

        Form 10-K Certification:  As defined in Section 4.04(b) of the Servicing Agreement.

        GAAP: Generally accepted accounting principles.

        Grant: Pledge,  bargain, sell, warrant,  alienate,  remise,  release,  convey, assign, transfer,  create,  and  grant a lien upon and a  security  interest  in and right of  set-off against,  deposit,  set over and confirm pursuant to the Indenture.  A Grant of the Collateral or of any other  agreement or  instrument  shall  include all rights,  powers and options (but none of the  obligations)  of the granting  party  thereunder,  including  the  immediate  and continuing  right to claim for,  collect,  receive and give receipt for principal and interest payments in respect of such  collateral or other  agreement or instrument and all other moneys payable thereunder,  to give and receive notices and other communications,  to make waivers or other  agreements,  to exercise all rights and options,  to bring  proceedings  in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

        GMAC:  General Motors Acceptance Corporation, and its successors and assigns.

        GMACM:  GMAC Mortgage Corporation, and its successors and assigns.

        Home Loan  Schedule:  The  schedule of Home Loans as of the Cut-Off  Date set forth in
Exhibit A of the  Servicing  Agreement,  which  schedule  sets  forth as to each Home Loan the
(i) Cut-Off  Date Principal  Balance,  (ii) loan  number,  (iii) lien  position of the related
Mortgage,  (iv) original  term to  maturity  of the  related  Mortgage  Note,  (v) date of the related  Mortgage  Note,  (vi) maturity  date of the related  Mortgage  Note,  (vii) Appraised
Value of the related  Mortgaged  Property,  (viii) unpaid principal balance of a mortgage loan secured  by a lien  senior  to the Home  Loan,  (ix)  CLTV,  (x)  debt-to-income  ratio of the related Mortgagor, and (xi) number of residential units on the related Mortgaged Property.

        Home Loans:  The  mortgage  loans sold by GMACM and WG Trust to the  Depositor  on the
Closing  Date,  pursuant  to the  Purchase  Agreement,  and  listed on the Home Loan  Schedule attached to the Purchase  Agreement,  together with all monies due or to become due thereunder or the Related Documents, and that remain subject to the terms thereof.

        Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

        Indenture:  The  indenture  dated as of March 30,  2006  between  the  Issuer  and the
Indenture Trustee.

        Indenture  Trustee:  JPMorgan  Chase Bank,  a New York  banking  corporation,  and its successors and assigns or any successor  indenture trustee appointed  pursuant to the terms of the Indenture.

        Indenture  Trustee  Information:   As  specified  in  Section   9.05(a)(i)(A)  of  the
Servicing Agreement.

        Independent:  When used with respect to any  specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other obligor on the Notes,  the Sellers,  the Depositor and any Affiliate of any of the  foregoing  Persons,  (ii) does not have any direct  financial interest or any material indirect  financial  interest in the Issuer,  any such other obligor, the Sellers,  the Depositor or any Affiliate of any of the foregoing  Persons and (iii) is not connected  with the  Issuer,  any such  other  obligor,  the  Sellers,  the  Depositor  or any
Affiliate of any of the  foregoing  Persons as an officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

        Independent  Certificate:  A  certificate  or opinion to be delivered to the Indenture
Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable requirements  of  Section 10.01  of the Indenture,  made by an Independent  appraiser or other expert  appointed by an Issuer Order and approved by the Indenture  Trustee in the exercise of reasonable  care,  and such  opinion or  certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

        Initial Aggregate Note Balance:  $229,865,170.

        Initial Class A-1 Note Balance:  $94,023,000.

        Initial Class A-2 Note Balance:  $28,687,000.

        Initial Class A-3 Note Balance:  $36,622,000.

        Initial Class A-4 Note Balance:  $41,632,000.

        Initial Class A-5 Note Balance:  $28,901,170.

        Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction  in the premises in respect of such Person or any substantial part of its property in an involuntary  case under any applicable  bankruptcy, insolvency  or other  similar  law now or  hereafter  in effect,  or  appointing  a  receiver, liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such  Person's  affairs,  and such decree or order shall  remain  unstayed and in effect for a period of 60  consecutive  days; or (b) the  commencement  by such Person of a voluntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or the  consent  by such  Person to the entry of an order for  relief in an  involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any substantial  part of its property,  or the making by such Person of any general  assignment for the benefit of creditors,  or the failure by such Person generally to pay its debts as such debts  become due or the  admission  by such Person in writing (as to which the Indenture  Trustee  shall have notice) of its inability to pay its debts  generally, or the adoption by the Board of  Directors  or managing  member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance  Agreement:  The  Insurance and  Indemnity  Agreement  dated as of March 30,
2006, among the Servicer,  the Sellers,  the Depositor,  the Issuer, the Indenture Trustee and
the Credit Enhancer, including any amendments and supplements thereto.

        Insurance  Proceeds:  Proceeds  paid by any insurer  (other than the Credit  Enhancer)
pursuant to any  insurance  policy  covering a Home Loan which are  required to be remitted to the  Servicer,  or amounts  required to be paid by the  Servicer  pursuant to the next to last
sentence  of  Section  3.04  of  the  Servicing  Agreement,   net  of  any  component  thereof
(i) covering  any  expenses  incurred  by or on  behalf of the  Servicer  in  connection  with obtaining  such  proceeds,  (ii) that is applied to the  restoration  or repair of the related
Mortgaged   Property,   (iii) released  to  the  related  Mortgagor  in  accordance  with  the
Servicer's  normal  servicing  procedures  or  (iv) required  to be  paid to any  holder  of a mortgage senior to such Home Loan.

        Insured Amount:  As defined in the Policy.

        Interest  Collections:  With respect to any Payment  Date,  the sum of (i) the portion allocable to interest of all  scheduled  monthly  payments on the Home Loans  received  during the related  Collection  Period,  minus the Servicing Fee for the related  Collection  Period,
(ii) the portion of all Net Liquidation  Proceeds  allocable to interest pursuant to the terms of the Mortgage  Notes,  reduced by the  Servicing Fee for the related  Collection  Period and
(iii) the interest  portion of the  Repurchase  Price for any Deleted Loans paid by the Seller or GMACM during the related  Collection  Period and the cash purchase price paid in connection with any  optional  purchase  of the Home  Loans by the  Servicer.  The  terms of the  related
Mortgage  Note shall  determine  the portion of each payment in respect of each Home Loan that constitutes principal or interest.

        Interest  Period:  With  respect to any  Payment  Date and each Class of Notes,  other than the Class A-1 Notes,  the calendar  month  preceding the month in which such Payment Date occurs.  With  respect  to the  Class A-1 Notes and any  Payment  Date  (other  than the first
Payment  Date),  the period  beginning  on the  preceding  Payment  Date and ending on the day preceding such Payment Date,  and in the case of the first Payment Date, the period  beginning on the Closing Date and ending on the day preceding the first Payment Date.

        Interim  Certification:  The  meaning  specified  in  Section  2.1(c) of the  Purchase
Agreement.

        Issuer or Trust:  The GMACM Home Loan Trust  2006-HLTV1,  a Delaware  statutory trust, or its successor in interest.

        Issuer Order or Issuer  Request:  A written order or request signed in the name of the
Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        Lien:  Any  mortgage,   deed  of  trust,   security  interest,   pledge,   conveyance,
hypothecation,  assignment,  participation, deposit arrangement,  encumbrance, lien (statutory
or  other),   preference,   priority  right  or  interest  or  other  security   agreement  or
preferential  arrangement of any kind or nature  whatsoever,  including,  without  limitation, any  conditional  sale  or  other  title  retention  agreement,  any  financing  lease  having substantially  the  same  economic  effect  as any of the  foregoing  and  the  filing  of any financing  statement  under  the UCC  (other  than  any such  financing  statement  filed  for informational  purposes  only) or comparable  law of any  jurisdiction  to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing
Agreement shall not be deemed to constitute a Lien.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        Liquidated  Home Loan:  With respect to any Payment Date,  any Home Loan in respect of which the Servicer has determined,  in accordance with the servicing  procedures  specified in the Servicing  Agreement,  as of the end of the related  Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover,  if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation Expenses:  All out-of-pocket  expenses (exclusive of overhead) incurred by or on behalf of the  Servicer  in  connection  with the  liquidation  of any Home Loan and not recovered  under any insurance  policy,  including legal fees and expenses,  any  unreimbursed amount expended  (including,  without limitation,  amounts advanced to correct defaults on any mortgage  loan which is senior to such Home Loan and amounts  advanced to keep  current or pay off a  mortgage  loan  that is senior to such  Home  Loan)  respecting  such Home Loan and any related  and  unreimbursed  expenditures  for  real  estate  property  taxes  or for  property restoration, preservation or insurance against casualty loss or damage.

        Liquidation  Loss  Amount:  With  respect to any  Payment  Date and any Home Loan that became a Liquidated Home Loan during the related Collection  Period,  the unrecovered  portion of the  Principal  Balance of such Home Loan and any unpaid  accrued  interest  thereon at the end of such Collection  Period,  after giving effect to the Net Liquidation  Proceeds  applied in reduction of such Principal Balance.

        Liquidation  Loss  Distribution   Amount:  With  respect  to  any  Payment  Date,  the
aggregate  of (A) 100% of the  Liquidation  Loss Amounts on such  Payment  Date,  plus (B) any such  Liquidation  Loss Amounts  remaining  undistributed  from any  preceding  Payment  Date, provided that any such Liquidation Loss Distribution  Amount remaining  undistributed from any preceding  Payment Date shall not be  distributed to the extent that it was paid by means of a draw on the Policy or was reflected in the reduction of the Overcollateralization Amount.

        Liquidation  Proceeds:  Proceeds  (including  Insurance  Proceeds  but  not  including amounts  drawn under the Policy) if any received in  connection  with the  liquidation  of any
Home Loan or related  REO  Property,  whether  through  trustee's  sale,  foreclosure  sale or otherwise.

        Loan Rate:  With  respect to any Home Loan and any day, the per annum rate of interest applicable under the related Mortgage Note.

        Lost Note Affidavit:  With respect to any Home Loan as to which the original  Mortgage
Note has been permanently  lost or destroyed and has not been replaced,  an affidavit from the related  Seller  certifying  that the  original  Mortgage  Note has been  lost,  misplaced  or destroyed (together with a copy of the related Mortgage Note, if available).

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Home Loans  registered  with MERS on the
MERS(R)System.

        MOM Loan:  With  respect to any Home Loan,  MERS acting as the  mortgagee of such Home
Loan,  solely as nominee for the  originator of such Home Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Home Loan  (including any REO Property) and any
Due  Date,  the  payment  of  principal  and  interest  due  thereon  in  accordance  with the amortization  schedule at the time  applicable  thereto  (after  adjustment,  if any,  for any partial Principal  Prepayments  thereon and for Deficient  Valuations  occurring prior to such
Due  Date  but  before  any  adjustment  to  such  amortization  schedule  by  reason  of  any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium or similar waiver or grace period).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  The mortgage,  deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Home Loan.

        Mortgage File: With respect to each Home Loan:

        (i)    the  original  Mortgage  Note  endorsed or assigned  without  recourse in blank
(which endorsement shall contain either an original  signature or a facsimile  signature of an authorized  officer  of GMACM)  or,  with  respect  to any Home Loan as to which the  original
Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  a Lost Note
Affidavit;

        (ii)   the original Mortgage,  noting the presence of the MIN of the Home Loan, if the
Mortgage is registered on the MERS(R)System,  and language  indicating  that the Home Loan is a
MOM Loan if the Home  Loan is a MOM Loan,  with  evidence  of  recording  thereon,  or, if the original  Mortgage has not yet been returned from the public  recording  office, a copy of the original  Mortgage  certified by GMACM that such  Mortgage has been sent for  recording,  or a county  certified  copy of such Mortgage in the event the recording  office keeps the original or if the original is lost;

        (iii)  unless the Home Loan is registered on the MERS(R)System,  original  assignments
(which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage in  recordable  form from GMACM to  "JPMorgan  Chase Bank,  as Indenture  Trustee under  that  certain  Indenture  dated as of  March  30,  2006,  for  GMACM  Home  Loan  Trust
2006-HLTV1,  Home  Loan-Backed  Term Notes" c/o the  Servicer at an address  specified  by the
Servicer;

        (iv)   originals of any  intervening  assignments  of the Mortgage from the originator to GMACM (or to MERS,  if the Home Loan is  registered  on the MERS(R)System,  and which notes the presence of a MIN),  with evidence of recording  thereon,  or, if the original of any such intervening  assignment has not yet been returned from the public recording  office, a copy of such  original  intervening  assignment  certified  by GMACM  that such  original  intervening assignment has been sent for recording; and

        (v)    a true and correct  copy of each  assumption,  modification,  consolidation  or substitution agreement, if any, relating to such Home Loan; and

        (vi)   any documents  required to be added to such documents  pursuant to the Purchase
Agreement, the Trust Agreement or the Servicing Agreement.

        It is  understood  that the Mortgage  File (other than item (i) above) may be retained in microfilm,  microfiche,  optical storage or magnetic media in lieu of hard copy;  provided, that  with  respect  to any  Home  Loan not  registered  on the  MERS(R)System,  the  original
Assignment  of Mortgage  described  in clause  (iii)  above shall be retained in the  Mortgage
File.

        Mortgage  Note:  With respect to a Home Loan,  the  promissory  note pursuant to which the related  Mortgagor  agrees to pay the  indebtedness  evidenced  thereby and secured by the related Mortgage as modified or amended.

        Mortgaged   Property:   The   underlying   property,   including   real  property  and
improvements thereon, securing a Home Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.

        Net  Liquidation  Proceeds:  With  respect to any  Liquidated  Home Loan,  Liquidation
Proceeds net of  Liquidation  Expenses (but not including the portion,  if any, of such amount that exceeds the  Principal  Balance of, plus  accrued and unpaid  interest on, such Home Loan at the end of the  Collection  Period  immediately  preceding the  Collection  Period in which such Home Loan became a Liquidated Home Loan).

        Net Loan Rate:  With  respect  to any Home Loan,  the Loan Rate of the Home Loan as of
the first day of the calendar month in which the related  Interest  Period begins,  net of the
Servicing Fee Rate.

        Net Worth:  As of any date of determination, the net worth of GMACM and its consolidated subsidiaries, as determined in accordance with GAAP.

        Note Balance:  With respect to any Payment Date and any Class of Notes, the Initial
Note Balance thereof reduced by all payments of principal thereon prior to such Payment Date.

        Note Owner or Owner:  The Beneficial Owner of a Note.

        Note Payment  Account:  The account  established by the Indenture  Trustee pursuant to
Section  8.02  of  the  Indenture  and  Section  5.01  of  the  Servicing  Agreement.  Amounts
deposited  in the Note  Payment  Account  will be  distributed  by the  Indenture  Trustee  in accordance with Section 3.05 of the Indenture.

        Note Rate: As to the Notes, the following rates:

               Class A-1 Notes:  a  floating  rate equal to the lesser of (i) LIBOR plus 0.10%
        per annum and (ii) 8.00% per annum;

               Class A-2 Notes: a fixed rate equal to 5.57% per annum;

               Class A-3 Notes: a fixed rate equal to 5.59% per annum;

               Class A-4 Notes: a fixed rate equal to 5.81% per annum; and

               Class A-5 Notes:  a fixed rate equal to 6.01% per annum (or,  for any  Interest
        Period for the Class A-5 Notes beginning with the second  Interest  Period  commencing after the first  Payment  Date on which the  aggregate  Principal  Balance of the Home
        Loans is less than 10% of the initial  Pool  Balance,  a fixed rate equal to 6.51% per annum).

        Note  Register:  The  register  maintained  by the Note  Registrar  in which  the Note
Registrar  shall  provide for the  registration  of Notes and of  transfers  and  exchanges of
Notes.

        Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder:  The  Person  in whose  name a Note is  registered  in the Note  Register, except that,  any Note  registered in the name of the  Depositor,  the Issuer or the Indenture
Trustee  or any  Affiliate  of any of them  shall  be  deemed  not to be  outstanding  and the registered  holder will not be  considered  a  Noteholder  for purposes of giving any request, demand,  authorization,  direction, notice, consent or waiver under the Indenture or the Trust
Agreement;  provided,  that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver, only Notes that the  Indenture  Trustee knows to be so owned shall be so  disregarded.  Owners of Notes that have been  pledged in good faith may be regarded as  Noteholders  if the pledgee thereof  establishes to the  satisfaction of the Indenture  Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer,  any other  obligor on the Notes or any Affiliate of any of the foregoing Persons.

        Notes: Any one of the Class A-1 Notes,  Class A-2  Notes,  Class A-3 Notes,  Class A-4
Notes and Class A-5 Notes issued and outstanding at any time pursuant to the Indenture.

        Officer's  Certificate:  With respect to the  Servicer,  a  certificate  signed by the
President,  Managing  Director,  a Director,  a Vice President or an Assistant Vice President,
of the  Servicer  and  delivered  to the  Indenture  Trustee.  With  respect to the Issuer,  a certificate  signed  by  any  Authorized  Officer  of  the  Issuer,  under  the  circumstances described in, and otherwise  complying  with, the applicable  requirements of Section 10.01 of the  Indenture,  and delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the Indenture to an Officer's  Certificate  shall be to an Officer's  Certificate of any Authorized Officer of the Issuer.

        One-Month  LIBOR:  As to the  Class A-1 Notes and any  Interest  Period,  (a) for  any
Interest  Period  other than the first  Interest  Period,  the rate for United  States  dollar deposits  for one month  that  appears  on the  Telerate  Screen  Page 3750 as of 11:00  a.m.,
London,  England  time,  on the  second  LIBOR  Business  Day  prior to the  first day of that
Interest Period or (b) with respect to the first Interest  Period,  the rate for United States dollar  deposits  for one month that  appears  on the  Telerate  Screen  Page 3750 as of 11:00
a.m.,  London,  England time,  two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace  that page on that  service,  or if such service is no longer  offered,  such other  service for  displaying  LIBOR or  comparable rates as may be reasonably  selected by the  Indenture  Trustee  after  consultation  with the
Servicer),  the  rate  will  be  the  Reference  Bank  Rate.  If no  Reference  Bank  Rate  is
available, LIBOR will be LIBOR applicable to the preceding Payment Date.

        Opinion of Counsel:  A written opinion of counsel of a law firm reasonably  acceptable to the  recipient  thereof.  Any  Opinion of  Counsel  for the  Servicer  may be  provided  by in-house counsel for the Servicer if reasonably acceptable.

        Outstanding:  With respect to the Notes,  as of the date of  determination,  all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)    Notes  theretofore  cancelled by the Note  Registrar or delivered to the
        Indenture Trustee for cancellation; and

               (ii)   Notes  in  exchange  for or in lieu  of  which  other  Notes  have  been
        executed,   authenticated  and  delivered  pursuant  to  the  Indenture  unless  proof satisfactory  to the Indenture  Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that  for  purposes  of  effectuating  the  Credit  Enhancer's  right  of subrogation  as set forth in  Section  4.12 of the  Indenture  only,  all Notes that have been paid with funds provided  under the Policy shall be deemed to be Outstanding  until the Credit
Enhancer has been reimbursed with respect thereto.

        Overcollateralization  Amount:  With respect to any Payment Date,  the amount (but not less than zero),  if any, by which (a) the Pool Balance after  applying  payments  received in the related  Collection  Period (but without further reduction due to any Home Loan becoming a
Liquidated Home Loan during such Collection  Period),  exceeds (b) the  aggregate Note Balance of the  Notes on such  Payment  Date  (after  application  of the  Principal  Collections  and
Liquidation  Loss  Amounts  for such  date).  The  Overcollateralization  Amount is subject to reduction on any Payment Date as described in Section 3.05(d) of the Indenture.

        Overcollateralization  Increase  Amount:  With respect to any Payment  Date, an amount equal to the  lesser  of  (i) the  amount  remaining  in the Note  Payment  Account  following distributions  pursuant  to Section  3.05(a)(vi)  of the  Indenture  and  (ii) the  difference between the Required Overcollateralization Amount and the Overcollateralization Amount.

        Overcollateralization  Release  Amount:  With respect to any Payment Date, the excess, if any, of the Overcollateralization  Amount over the Required  Overcollateralization  Amount, which,  on such  Payment  Date,  shall  not  exceed an  amount  equal to the  total  Principal
Collections for such Payment Date.

        Owner Trust:  GMACM Home Loan Trust  2006-HLTV1,  created by the  Certificate of Trust pursuant to the Trust Agreement.

        Owner Trustee:  Wilmington  Trust Company,  not in its individual  capacity but solely as owner  trustee,  and its successors  and assigns or any successor  Owner Trustee  appointed pursuant to the terms of the Trust Agreement.

        Paying Agent:  Any paying agent or co-paying agent appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

        Payment Date:  The 25th day of each month,  or if such day is not a Business Day, then the next Business Day.

        Percentage  Interest:  With  respect  to any Note and  Payment  Date,  the  percentage obtained  by  dividing  the Note  Balance of such Note by the  aggregate  Note  Balance of all
Notes prior to such Payment Date.  With respect to any  Certificate  and any Payment Date, the
Percentage Interest stated on the face of such Certificate.

        Permitted Investments:  One or more of the following:

               (i)    obligations  of or guaranteed as to principal and interest by the United
        States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

               (ii)   repurchase  agreements  on  obligations  specified  in clause  (i) above maturing not more than one month from the date of acquisition thereof;  provided, that the unsecured  short-term  debt  obligations of the party agreeing to repurchase  such obligations  are at the time rated by each  Rating  Agency in its  highest  short-term rating category available;

               (iii)  federal funds,  certificates of deposit,  demand deposits, time deposits and bankers'  acceptances (which shall each have an original maturity of not more than
        90 days and, in the case of bankers'  acceptances,  shall in no event have an original maturity  of more  than  365  days or a  remaining  maturity  of  more  than 30  days)
        denominated  in United  States  dollars of any U.S.  depository  institution  or trust company  incorporated  under the laws of the United  States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided, that the short-term debt  obligations of such depository  institution or trust company
        (or, if the only  Rating  Agency is  Standard & Poor's,  in the case of the  principal depository  institution in a depository  institution holding company, debt obligations of the depository  institution  holding  company) at the date of  acquisition  thereof have been  rated by each  Rating  Agency in its  highest  short-term  rating  category available;  and provided further,  that if the only Rating Agency is Standard & Poor's and if the  depository  or trust  company is a principal  subsidiary of a bank holding company and the debt  obligations of such  subsidiary are not  separately  rated,  the applicable  rating shall be that of the bank holding  company;  and provided  further, that if the only Rating Agency is Standard & Poor's and the original  maturity of such short-term debt obligations of a domestic branch of a foreign  depository  institution or trust  company  shall exceed 30 days,  the  short-term  rating of such  institution shall be A-1+;

               (iv)   commercial paper (having original  maturities of not more than 365 days)
        of any  corporation  incorporated  under  the laws of the  United  States or any state thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v)    a money market fund or a qualified  investment fund rated by each Rating
        Agency in one of its two highest long-term rating categories  available  including any fund advised by the Indenture Trustee or an Affiliate thereof; and

               (vi)   other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted  Investment  hereunder  and will not cause a Rating  Event,  and which are acceptable to the Credit Enhancer, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of  such  underlying  obligations.  References  herein  to the  highest  long-term  rating category  available  shall  mean AAA in the case of  Standard  & Poor's and Aaa in the case of
Moody's,  and references  herein to the highest  short-term  rating  category  available shall mean A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's.

        Person: Any legal individual,  corporation,  partnership,  joint venture, association,
joint-stock  company,  limited  liability  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

        Plan: Any employee benefit plan or certain other  retirement  plans and  arrangements, including  individual  retirement  accounts  and  annuities,  Keogh plans and bank  collective investment  funds and  insurance  company  general or  separate  accounts in which such plans, accounts  or  arrangements  are  invested,  that are  subject to ERISA or Section  4975 of the
Code, as described in Section 3.05 of the Trust Agreement.

        Plan Assets:  The meaning  specified in Section  2510.3-101 of the Department of Labor
Regulations and as described in Section 3.05 of the Trust Agreement.

        Policy:  The Surety Bond dated as of the Closing Date, Policy No. 04030036,  issued by the Credit Enhancer.

        Pool Balance:  With respect to any date, the aggregate  Principal  Balance of all Home
Loans as of such date.

        Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion  of the same  debt as that  evidenced  by such  Note;  and,  for the  purpose  of this definition,  any Note  authenticated and delivered under Section 4.03 of the Indenture in lieu of a  mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Premium:  The  amount of  premium  calculated  at the  Premium  Percentage  due to the
Credit Enhancer in accordance with the terms of the Insurance Agreement.

        Premium Percentage:  As set forth in the Insurance Agreement.

        Principal  Balance:  With respect to any Home Loan, other than a Liquidated Home Loan, and as of any  day,  the  related  Cut-Off  Date  Principal  Balance,  minus  all  collections credited  as  principal  in  respect  of any such Home  Loan in  accordance  with the  related
Mortgage  Note and applied in  reduction of the  Principal  Balance  thereof.  For purposes of this definition,  a Liquidated Home Loan shall be deemed to have a Principal  Balance equal to the  Principal  Balance of the related Home Loan  immediately  prior to the final  recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

        Principal  Collection  Distribution  Amount: For any Payment Date, the total Principal
Collections  for such  Payment  Date less any  Overcollateralization  Release  Amount for such
Payment Date.

        Principal  Collections:  With respect to any Payment  Date, an amount equal to the sum of (i) the  principal  portion of all scheduled  Monthly  Payments on the Home Loans  received
during  the  related   Collection   Period,  as  reported  by  the  Servicer  or  the  related
Subservicer;  (ii) the  principal  portion of all proceeds of the repurchase of any Home Loans
(or, in the case of a substitution,  any Substitution  Adjustment  Amounts) during the related
Collection  Period;  and  (iii) the  principal  portion of all other  unscheduled  collections received  on the Home Loans  during the  related  Collection  Period (or deemed to be received during  the  related  Collection  Period,  including,  without  limitation,  full and  partial
Principal  Prepayments  made  by  the  respective  Mortgagors,   Insurance  Proceeds  and  Net
Liquidation Proceeds), to the extent not previously distributed.

        Principal  Prepayment:  Any payment of principal  made by the Mortgagor on a Home Loan which is  received in advance of its  scheduled  Due Date and which is not  accompanied  by an amount of interest  representing  scheduled  interest due on any date or dates in any month or months subsequent to the month of prepayment.

        Proceeding:  Any suit in equity,  action at law or other  judicial  or  administrative proceeding.

        Program Guide: The GMACM Home Equity Servicing  Guidelines,  as in effect from time to time.

        Prospectus  Supplement:  The prospectus  supplement dated March 27, 2006,  relating to the Notes.

        Purchase  Agreement:  The home loan  purchase  agreement  dated as of March 30,  2006, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

        Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

        Purchaser:   Residential  Asset  Mortgage  Products,  Inc.,  as  purchaser  under  the
Purchase Agreement.

        Rating Agency:  Each of Moody's and Standard & Poor's, or, if any such organization or a successor thereto is no longer in existence,  such nationally recognized  statistical rating organization,  or other  comparable  Person,  designated  by the  Depositor,  notice  of which designation  shall be given to the Indenture  Trustee.  References herein to the highest short term rating  category of a Rating  Agency shall mean A-1+ in the case of Standard & Poor's and
P-1 in the case of  Moody's;  and in the case of any  other  Rating  Agency,  shall  mean such equivalent  ratings.  References  herein to the highest  long-term rating category of a Rating
Agency  shall  mean "AAA" in the case of  Standard & Poor's and "Aaa" in the case of  Moody's;
and in the case of any other Rating Agency, shall mean such equivalent rating.

        Rating  Event:  The  qualification,  reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

        Record  Date:  With  respect to the Notes and any Payment  Date,  unless  Notes are no longer  held in  book-entry  form,  the close of  business  on the  Business  Day  immediately preceding  such Payment Date and if the Notes are no longer held in book-entry  form, the last
Business Day of the calendar month preceding the month of such Payment Date

        Recovery  Amount:  Amounts  collected  on a Home Loan  after  the Home Loan  becomes a
Liquidated  Home Loan,  net of any  Servicing  Fee,  Recovery  Fee and any  reimbursement  for advances and expenses of the Servicer.

        Recovery  Fee:  A  customary  fee  calculated  based on  additional  recovery  amounts charged for the  collection  of such  additional  recovery  amounts on any Home Loan after the date that such Home Loan became a Liquidated Home Loan.

        Reference Bank Rate: With respect to any Interest Period,  as follows:  the arithmetic mean  (rounded  upwards,  if  necessary,  to the nearest one  sixteenth of one percent) of the offered  rates for  United  States  dollar  deposits  for one month  which are  offered by the
Reference  Banks as of 11:00 a.m.,  London,  England  time,  on the second LIBOR  Business Day prior to the first day of such Interest Period to prime banks in the London  interbank  market in amounts  approximately  equal to the sum of the  outstanding  Note Balance of the Class A-1
Notes;  provided,  that at least two  Reference  Banks  provide  such rate.  If fewer than two such rates are provided,  the  Reference  Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the  Indenture  Trustee after consultation  with the Servicer and the Credit  Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S.  Dollars  to leading  European  banks for a period of one month in amounts  approximately  equal to the  aggregate  Note  Balance of the Class A-1  Notes.  If no quotations  can be  obtained,  the  Reference  Bank  Rate  will  be the  Reference  Bank  Rate applicable to the preceding Interest Period.

        Reference  Banks:  Shall  mean  three  major  banks  in the  London  interbank  market selected by the Indenture Trustee after consultation with the Servicer.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Related  Documents:  With respect to each Home Loan,  the  documents  contained in the related Mortgage File.

        Relief Act  Shortfalls:  With  respect to any  Payment  Date,  for any Home Loan as to which  there has been a  reduction  in the  amount of  interest  collectible  thereon  for the related  Collection Period as a result of the application of the  Servicemembers  Civil Relief
Act or any similar state legislation or regulations,  the shortfall,  if any, equal to (i) one month's  interest  on the  Principal  Balance of such Home Loan at the  applicable  Loan Rate, over (ii) the interest collectible on such Home Loan during such Collection Period.

        REMIC  Ineligible  Loan: A Home Loan will be a REMIC Ineligible Loan, if (a) the value of the real  property  securing  the Home Loan was not at least  equal to 80% of the  original principal  balance of the Home Loan,  calculated by subtracting  the principal  balance of any mortgage  loans  that  are  secured  by  liens  that  are  senior  to  the  Home  Loan  and  a proportionate  amount of any  mortgage  loans that are secured by a lien of equal  priority as the Home Loan from the Appraised  Value of the property when the Home Loan was  originated and
(b) substantially  all of the proceeds of the Home Loans were not used to acquire,  improve or protect an interest in the real property securing the Home Loan.

        REO Property:  A Mortgaged  Property that is acquired by the Trust in  foreclosure  or by deed in lieu of foreclosure.

        Representative:  Bear, Stearns & Co. Inc., as representative of the Underwriters.

        Repurchase  Event:  With respect to any Home Loan,  either (i) a discovery that, as of the Closing  Date with respect to an Home Loan,  the related  Mortgage was not a valid lien on the related  Mortgaged  Property subject only to (A) the lien of any prior mortgage  indicated
on the Home Loan  Schedule,  (B) the lien of real property taxes and  assessments  not yet due and payable, (C) covenants,  conditions, and restrictions,  rights of way, easements and other matters  of  public  record  as of the date of  recording  of such  Mortgage  and  such  other permissible  title  exceptions  as are  customarily  accepted for similar  loans and (D) other matters to which  like  properties  are  commonly  subject  that do not  materially  adversely affect the value, use,  enjoyment or marketability of the related  Mortgaged  Property or (ii)
with  respect to any Home Loan as to which  either  Seller  delivers an  affidavit  certifying that the original  Mortgage  Note has been lost or  destroyed,  a  subsequent  default on such
Home Loan if the  enforcement  thereof or of the related  Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

        Repurchase  Price:  With respect to any Home Loan  required to be  repurchased  on any date  pursuant  to the  Purchase  Agreement  or  purchased  by the  Servicer  pursuant  to the
Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal Balance thereof
(without  reduction for any amounts  charged off),  (ii) unpaid  accrued  interest at the Loan
Rate (or with respect to the last day of the month in the month of  repurchase,  the Loan Rate will  be the  Loan  Rate  in  effect  as of the  second  to last  day in  such  month)  on the outstanding  Principal  Balance  thereof from the Due Date to which  interest was last paid by the  related  Mortgagor  to the first day of the month  following  the month of  purchase  and
(iii) in connection  with any Mortgage Loan  required to be  repurchased  pursuant to Sections
2.1 or 3.1 of the Purchase  Agreement,  any costs and damages  incurred by the Trust Fund with respect  to such  Mortgage  Loan in  connection  with a breach of  Section  3.1(b)(xv)  of the
Purchase Agreement.

        Required  Insurance Policy:  With respect to any Home Loan, any insurance policy which is required to be maintained  from time to time under the  Servicing  Agreement or the related
Subservicing Agreement in respect of such Home Loan.

        Required  Overcollateralization  Amount:  As to any Payment Date prior to the Stepdown
Date,  the Required  Overcollateralization  Amount will be 6.00% of the initial Pool  Balance.
On or after the  Stepdown  Date,  the Required  Overcollateralization  Amount will be equal to the lesser of (a) the  Required  Overcollateralization  Amount as of the initial  Payment Date and  (b) 12.00% of the current Pool Balance after  applying  payments  received in the related
Collection Period (but not lower than 0.50% of the initial Pool Balance);  provided,  however, that any scheduled  reduction to the Required  Overcollateralization  Amount  described  above shall not be made as of any Payment Date unless (i)(a) the  aggregate  cumulative  Liquidation
Loss  Amounts on the Home Loans prior to any such  Payment  Date  occurring  during the fourth year,  the fifth year or the sixth year (or any year  thereafter)  after the  initial  Payment
Date are less than  7.50%,  8.50% and  10.50%,  respectively,  of the Pool  Balance  as of the
Cut-Off  Date or (b) the  average  Liquidation  Loss  Amount on the Home Loans for the current and five  previous  Payment  Dates is less than  60.00% of the  amount  remaining  in the Note
Payment  Account on such Payment Date following  distributions  pursuant to clauses (i)-(v) of
Section  3.05(a) of the Indenture  (other than clause (iv)) and (ii) there has been no draw on the  Policy  on such  Payment  Date that  remains  unreimbursed.  In  addition,  the  Required
Overcollateralization  Amount  may be  reduced  with the prior  written  consent of the Credit
Enhancer and the Rating Agencies.

        Responsible  Officer:  With  respect  to the  Indenture  Trustee,  any  officer of the
Indenture  Trustee with direct  responsibility  for the  administration  of the  Indenture and also, with respect to a particular  matter,  any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Rolling  Six-Month   Annualized   Liquidation  Loss  Amounts:   With  respect  to  any
Determination Date occurring after the fifth  Determination  Date, the product (expressed as a percentage)  of (i) the  aggregate  Liquidation  Loss Amounts as of the end of each of the six
Collection  Periods (reduced by the aggregate  Recovery  Amounts for such Collection  Periods)
immediately  preceding  such  Determination  Date  divided by the  Initial  Pool  Balance  and
(ii) two (2).

        Secretary of State:  The Secretary of State of the State of Delaware.

        Securities  Act:  The  Securities  Act  of  1933,  as  amended,   and  the  rules  and
regulations promulgated thereunder.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Securities  Balance:  The Note  Balance or  Certificate  Balance,  as the  context may require.

        Security:  Any Certificate or a Note, as the context may require.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller or Sellers:  GMAC Mortgage  Corporation,  a Pennsylvania  corporation,  and its successors  and assigns and Walnut Grove  Mortgage  Loan Trust  2003-A,  a Delaware  statutory trust, and its successors and assigns.

        Servicer: GMAC Mortgage Corporation,  a Pennsylvania  corporation,  and its successors and assigns.

        Servicing  Agreement:  The  servicing  agreement  dated as of March 30, 2006 among the
Servicer, the Issuer and the Indenture Trustee.

        Servicing  Certificate:  A certificate  completed and executed by a Servicing  Officer on behalf of the Servicer in accordance with Article IV of the Servicing Agreement.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing Default:  Any one of the following events:

(i)     any failure by the  Servicer to deposit in the  Custodial  Account,  the Note  Payment
Account or the  Distribution  Account any deposit  required to be made under the terms of this
Agreement  that  continues  unremedied  for a period of five Business Days after the date upon which  written  notice of such failure  shall have been given to the Servicer by the Issuer or the  Indenture  Trustee,  or to the  Servicer,  the  Issuer and the  Indenture  Trustee by the
Credit Enhancer;

(ii)    any  failure on the part of the  Servicer  duly to observe or perform in any  material respect any other  covenants or agreements  of the Servicer set forth in the  Securities or in this Agreement,  which failure,  in each case,  materially and adversely affects the interests of the  Securityholders or the Credit Enhancer,  and which failure continues  unremedied for a period of 45 days after the date on which written  notice of such failure,  requiring the same to be  remedied,  and stating  that such notice is a "Notice of Default"  under the  Servicing
Agreement,  shall have been given to the Servicer by the Issuer or the Indenture  Trustee,  or
to the Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer;

(iii)   the  entry  against  the  Servicer  of a  decree  or order  by a court  or  agency  or supervisory  authority  having  jurisdiction  under Title 11 of the United  States Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law,  or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official  shall have been  appointed  for or taken  possession of the Servicer or its property,  and the  continuance  of any such  decree or order  unstayed  and in  effect  for a period of 60 consecutive days;

(iv)    the Servicer  shall  voluntarily  submit to  Proceedings  under Title 11 of the United
States Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or  substantially  all of its  property;
or the  Servicer  shall  admit in writing its  inability  to pay its debts  generally  as they become due, file a petition to take advantage of any applicable  insolvency or  reorganization statute,  make an assignment for the benefit of its creditors or voluntarily  suspend  payment of its obligations;

(v)     the  Servicer's  Tangible  Net  Worth at any time is less than  $100,000,000  and GMAC fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

(vi)    the Rolling Six-Month Annualized  Liquidation Loss Amount with respect to the Mortgage
Loans exceeds 1.50%.

        Servicing  Fee: With respect to any Home Loan and any Collection  Period,  the product of (i) the  Servicing Fee Rate divided by 12 and (ii) the  aggregate  Principal Balance of all
Home Loans as of the first day of such Collection Period.

        Servicing Fee Rate:  0.50% per annum.

        Servicing  Officer:  Any officer of the Servicer  involved in, or responsible for, the administration  and servicing of the Home Loans whose name and specimen  signature appear on a list of servicing  officers  furnished  to the  Indenture  Trustee  (with a copy to the Credit
Enhancer) by the Servicer, as such list may be amended from time to time.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successor in interest.

        Stated  Value:  With  respect  to any Home  Loan,  the  stated  value  of the  related
Mortgaged  Property  determined in accordance  with the Program Guide and given by the related
Mortgagor in his or her application.

        Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code, 12 Del. Code
ss.ss.3801 et seq., as the same may be amended from time to time.

        Stepdown  Date:  The  later  of (i) the  Payment  Date in  October  2008  and (ii) the
Payment  Date on which the Pool  Balance  (after  applying  payments  received  in the related
Collection Period) as of such Payment Date is less than 50% of the initial Pool Balance.

        Subservicer:  Each Person that enters into a  Subservicing  Agreement as a subservicer of Home Loans.

        Subservicing   Agreement:   The  written   contract   between  the  Servicer  and  any
Subservicer  relating to  servicing  and  administration  of certain Home Loans as provided in
Section 3.01 of the Servicing Agreement.

        Substitution  Adjustment Amount:  With respect to any Eligible Substitute Loan and any
Deleted  Loan,  the amount,  if any, as  determined  by the  Servicer,  by which the aggregate principal  balance of all such Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  Principal  Balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be distributed to the Securityholders in the month of substitution).

        Tangible Net Worth: Net Worth,  less the sum of the following  (without  duplication):
(a) any other  assets of GMACM and its  consolidated  subsidiaries  that  would be  treated as intangibles  under GAAP  including,  without  limitation,  any write-up of assets  (other than adjustments  to  market  value to the  extent  required  under  GAAP  with  respect  to excess servicing,  residual  interests in  offerings  of  asset-backed  securities  and  asset-backed securities that are  interest-only  securities),  good-will,  research and development  costs, trade-marks,  trade names, copyrights,  patents and unamortized debt discount and expenses and
(b)  loans  or  other   extensions  of  credit  to  officers  of  GMACM  or  its  consolidated subsidiaries  other  than  mortgage  loans  made to such  Persons  in the  ordinary  course of business.

        Tax Matters Partner:  GMACM, as initial Certificateholder.

        Transfer  Date:  The  Payment  Date on which the  Servicer,  upon  receipt  of written notice and direction  from the Issuer,  shall cause the  retransfer of Mortgage Loans from the
Trust Estate to the Issuer, pursuant to Section 3.15(c) of the Servicing Agreement.

        Transfer  Notice Date:  The fifth  Business  Day prior to the Transfer  Date for which the Servicer shall give the Indenture  Trustee,  the Rating Agencies and the Credit Enhancer a
written notice of the proposed  retransfer of Mortgage  Loans,  pursuant to Section 3.15(c) of the Servicing Agreement.

        Treasury  Regulations:  Regulations,  including  proposed  or  temporary  Regulations, promulgated  under  the  Code.  References  herein  to  specific  provisions  of  proposed  or temporary  regulations  shall include  analogous  provisions of final Treasury  Regulations or other successor Treasury Regulations.

        Trust  Agreement:  The trust agreement  dated as of March 30, 2006,  between the Owner
Trustee and the Depositor.

        Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

        Trust  Indenture Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

        UCC: The Uniform  Commercial  Code,  as amended from time to time, as in effect in any specified jurisdiction.

        WG Trust:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.